Exhibit 10.2






                       DATED THIS 30TH DAY OF SEPTEMBER 2004






                                     BETWEEN




                         BUMIPUTRA-COMMERCE BANK BERHAD
                              (Company No.13491 P)



                                       AND



                            GALLANT ZONE (M) SDN BHD
                              (Company No.498849 X}






                          ****************************

                           GENERAL FACILITY AGREEMENT

                          ****************************


                           Amir Faezal Norzela & Chong
                             Advocates & Solicitors
                              Suite 2.01, 2nd Floor
                      No.87 & 89, Jalan Tuanku Abdul Rahman
                               50100 Kuala Lumpur
                             Tel : 26915104/26915346
                                 Fax : 26915394

This GENERAL FACILITY AGREEMENT is made on the day and year stated in item 1 of the Schedule 1 hereto.

BETWEEN:

(1) BUMIPUTRA-COMMERCE BANK BERHAD (13491-P), a company incorporated in Malaysia with its registered office at No 6, JALAN TUN PERAK, 50050 KUALA LUMPUR and having a branch at the address as stated in item 2 of the Schedule 1 hereto as the Bank of the one part.

AND

(2) The person(s) named in item 3 of the Schedule 1 hereto as Borrower of the other part.

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

SECTION 1.01 DEFINITIONS

In this Agreement, unless the context otherwise requires, or unless it is otherwise expressly provided, the following expressions shall have the meaning respectively assigned to them hereunder:

"ABM"                         The Association of Banks in Malaysia.

"Act" Banking and Financial institutions Act, 1989 and includes all rules made thereunder and amendments as may be made at any time and from time to time.

"Additional                   The   additional   conditions   precedent   to  be
Conditions                    satisfied  by the  Borrower and set out in Item 13
Precedent"                    of the Schedule 1 hereto.



"Address for Service"         (a) Bank

                              the Address as stated in item 2 of the Schedule I hereto.

                              (b) Borrower

                              the Address as stated in item 4 of the Schedule I hereto.


"Advance"                     the  principal  sums  of  money  disbursed  to the
                              Borrower or such other party as may be directed by the Borrower from time to time following Drawings made on the Facilities or on any part thereof.

"Availability Period"         subject  to  the  terms  and   conditions   herein
                              contained,  the period as stated in item 15 of the
                              Schedule   thereto  and  during  such  period  the
                              Facilities  or any  part  thereof  shall  be  made
                              available by the Bank to the Borrower and shall be
                              deemed to include any extension or renewal thereof
                              made by the bank at its absolute  discretion  from
                              time to time and upon  expiration  of such  period
                              the   unutilized  or  withdrawn   portion  of  the
                              Facilities    shall   be   deemed to   have   been
                              automatically cancelled or withdrawn.

"BA" the Bankers' Acceptance facility granted to the Borrower by the bank and includes any part thereof pursuant to the terms herein and the General Conditions set out in item 1 of the Schedule 2 hereto

 "BANK"                       BUMIPUTRA-COMMERCE  BANK BERHAD (Company No. 13491
                              P) a company incorporated in Malaysia and having its registered office at NO.6

                              JALAN TUN PERAK, 50050 KUALA LUMPUR and having a branch at the address as stated in Item 2 of the
                              Schedule 1 hereto and includes persons deriving title thereunder and its successors-in-title and assigns.

 "BD" the Bills Discounting facility granted to the Borrower by the Bank and includes any part thereof pursuant to the terms herein and the General Conditions set out in Item 2 of the Schedule 2 hereto.

"BLR" the rate of interest from time to time stipulated by the Bank as its Base Lending Rate in Malaysia or if the term Base Lending Rate is no longer used or applicable such rate of interest by whatsoever name called as representing the rate of interest quoted by the Bank from time to time which shall be final and conclusive.

"BNM" Bank Negara Malaysia and includes any entities assuming the role of the Central Bank of Malaysia.

"BPA" where applicable, the Bilateral Payment Arrangement Scheme granted to the Borrower by the Bank and include any part thereof pursuant to the terms herein and set out in the Letter of Offer.

"Borrower"                    the  person(s)  named  in  Item 3 of the  Schedule
                              thereto  and  includes   persons   deriving  title
                              thereunder   and   its   successors-in-title   and
                              permitted assigns.

"Business Day"                a day on which the Bank is open for business

"Calendar Month"              that period of time  commencing on the first (1st)
                              day of a Calendar Month and ending on the last day of that same Calendar Month.

"Charge" the charge to be executed by the Borrower and/or by the Security Party over the Property following the provisions of the National Land Code, 1965 and referred to in Section 5.01 hereof in favour of the Bank upon terms and conditions contained therein acceptable to the Bank.

"Corporate                    the  Corporate  Guarantee  to be  executed  by the
Guarantee"                    Corporate  Guarantor  and  referred  to in Section
                              5.01 hereof in favour of the Bank in respect of the Borrower's obligations herein upon such terms and conditions contained therein acceptable to the Banks.

"Corporate Guarantor"         the  company  named  in  Item  10 of the  Schedule
                              thereto and includes its successors-in-title and assigns.

"COF" the Bank's effective cost of funds and is taken to be the sum of the Kuala Lumpur Inter Bank Offered Rate (KLIBOR) and the cost of maintaining the Bank's liquidity reserves and is determined by Bank on the Drawdown Date of the Advance(s) and subsequent roll-over of the Facility. KLIBOR shall be the rate of interest offered by the Bank to prime banks in Kuala Lumpur Inter Bank Market at
                              10.00 am on the relevant prescribed lending rate fixing day for Ringgit Malaysia deposits at least equal to the amount of the Advance or roll-over.

"DBP" Where applicable, the Domestic Bills of Exchange Purchased facility granted to the Borrower by the Bank and includes any part thereof pursuant to the terms herein and the General Conditions set out in
                              Item 3 of the Schedule 2 hereto.

"Debenture"                   the  Debenture  to be  executed  by  the  Borrower
                              and/or by the Security Party over its and/or their assets and referred to in Section 5.01 hereof in favor of the Bank upon such terms and conditions contained therein acceptable to the Bank.

                                       3
"Deed of Assignment
of Benefits
of Contracts(s)"              where  applicable,   the  Deed  of  Assignment  of
                              benefits of Contracts to be executed by the Borrower and/or the Security Party assigning the Benefits of Contract(s) described therein executed between the Borrower and/or the Security Party and the various parties named in the Contract(s) together with all rights, interests and benefits therein and referred to in Section 5.01 hereof in favor of the Bank upon terms and conditions therein acceptable to the Bank.

"Developer/Vendor"            where applicable, the person(s) named in Item 7 of
                              the    Schedule    thereto   and    includes   its
                              successors-in-title and assigns.

"Drawing"                     the  principal  amount of money which the Borrower
                              requests the Bank to disburse (whether in writing or otherwise) from the proceeds of the Facilities.

"Drawdown Date"               in  relation  to each  Advance,  each of the dates
                              falling on a Business Day on which a disbursement is made from the proceeds of the Facilities.

"EBD" where applicable, the Export Bills Discounting facility granted to the Borrower by the Bank and includes any part thereof pursuant to the terms herein and the General Condition set out in Item 4 of the Schedule 2 hereto.

"EBP" where applicable, the Export Bills of Exchange Purchased facility granted to the Borrower by the Bank and includes any part thereof pursuant to the terms herein and the General Conditions set out in
                              Item 5 of the Schedule 2 hereto.

"ECR" where applicable, the Export Credit Refinancing facility granted to the Borrower by the Bank and includes any part thereof pursuant to the terms herein and the General Condition set out in Item 6 of the Schedule 2 hereto.

"Events of Default"           committal   (whether  by  acts  of  commission  or
                              omission) by the Borrower of any breach of the terms of this Agreement including the happening of any of the events specified in Article VIII.

"Facilities"                  refers collectively to or to anyone; of the credit
                              and  banking   facilities   up  to  an   aggregate
                              principal sum stated in Item 8 of the Schedule thereto granted to the Borrower by the Bank pursuant to the terms and conditions contained in the Letter of Offer and herein and where the context so requires, shall refer to any of the Facilities and shall include any part thereof.

"FCL" where applicable, the Foreign Currency Loan facility granted to the Borrower by the Bank and includes any part thereof pursuant to the terms herein and the General Conditions setout 1n Item 7 of the Schedule 2 hereto.

"FCTL" where applicable, the Foreign Currency Trade Loan facility granted to the Borrower by the bank and includes any part thereof pursuant to the terms herein and the General Conditions set out in item 8 of the Schedule 2 hereto.

"FECL" the Foreign Exchange Contract Limit facility granted to the Borrower by the Bank and includes any part thereof pursuant to the terms herein and the General Conditions set out in item 9 of the
                              Schedule 2 hereto.

"General Conditions"          the general  conditions  with respect to the terms
                              of the Facilities more particularly set out in the
                              Schedule 2 hereto.

"General Security"            Where applicable,  the General Security  Agreement
                              to be executed by the Borrower in relation to the Trade Financing Facilities granted to the Borrower by the Bank herein upon terms and conditions contained therein acceptable to the Bank and referred to in Section 5.01 hereof.

"Guarantee"                   the  Guarantee  to be  executed  by  the  Personal
                              Guarantors in favour of the Bank in respect of the Borrower's obligations herein upon such terms and conditions contained therein acceptable to the Bank.

"Indebtedness"                the  Facilities  (remaining due and payable at any
                              time),  together with accrued  interest thereon at
                              the Prescribed  Rate  (including the Penalty Rate)
                              corresponding  respectively  thereto and all other
                              sums of money  howsoever due to the Bank under the
                              terms  of  this  Agreement  and  of  the  Security
                              Documents  (as  defined   hereinafter)  and  which
                              expression shall where the context so requires, include any part thereof.

 "Interest Payment            the last day of any Interest Period
 Date"

 "Interest Period"            (a)(i)    prior to full drawdown of the respective
                                        TL, in relation to each period Advance,

                                        first  (1st)   interest   Period   shall
                                        commence  on the  Drawdown  Date  of the
                                        Advance  and end on the  last day of the
                                        calendar  Month in which the  Advance in
                                        question  is  made   (unless   otherwise
                                        stipulated  by the Bank) and  thereafter
                                        each  successive  period of one(1) Month
                                        each    commencing    from    the   date
                                        immediately   following   the  preceding
                                        Interest Payment Date.

                              (a)(ii) upon All drawdown of the respective TL, the interest period shall be a period of one(1) month from the date of the full drawdown (unless otherwise stipulated by the Bank) and thereafter each successive period of one (1) Month immediately following the preceding Interest Period relating thereto (unless otherwise stipulated by the Bank).

                              (b)(i) prior to full drawdown of the OD, in relation to each advance interest period shall commence on the drawdown date of the advance and end on the last day of the calendar month in which the advance in question is made (unless otherwise stipulated by the Bank) and thereafter each successive period of one (1) month each commencing from the date immediately following the preceding interest payment date.

                              (b)(ii) upon full drawdown of the OD, the interest period shall commence on the date of the full drawdown and end on the last day of the calendar month in which the drawdown is made and thereafter at the end of each calendar month (unless otherwise stipulated by the Bank).

"Landowner"                   the  register  owner(s) of the land upon which the
                              Property  is  erected  and  where the  context  so
                              requires,  any one of  them  and  including  their
                              respective     heirs,     executors,      personal
                              administrators and successor-in-title.

"LC" the Letters of Credit facility granted to the Borrower by the Bank and includes any part thereof pursuant to the terms herein and the General Conditions set out in Item 10 of the Schedule 2 hereto.

"Legal Process"               pleadings,  all  forms of  originating  processes,
                              interlocutory  applications  of  whatever  nature,
                              affidavits,  orders and such documents  other than
                              the  aforesaid  which  are  required  to be served
                              under the Rules of Court,  notices  required to be
                              given to the other  under the  Security  Documents
                              and  correspondence  between the  parties  hereto,
                              notices  under  the  Companies  Act,  1965 and the
                              Bankruptcy   Act,   1967   and  the   rules   made
                              thereunder.

"LG"                          the Letters of Guarantee  facility  granted to the

                              Borrower by the Bank pursuant to the terms herein and the General Conditions set out in Item 11 of the Schedule 2 hereto.




"Letter of Offer"             the  letter  of  offer  issued  by the Bank to the
                              Borrower  which is dated  the same date as in Item
                              14 of the Schedule 1 hereto and includes any amendments and variations thereto.

"Memorandum of                the Memorandum of Deposit of stocks, shares bonds,
Deposit of Stocks             debentures,   securities   and  other   marketable
and Shares                    securities  of any kind of any  company  listed on
                              the Kuala Lumpur Stock Exchange  Whatsoever  ("the
                              Securities") to be executed by the Borrower and/or by the Security Party and referred in Section 5.01 hereof in favour of the Bank upon terms and conditions therein acceptable to the Bank.

"Memorandum of                where  applicable,  the  Memorandum  of Deposit of
Fixed Deposit                 fixed deposit  receipts of Fixed Deposit  executed
Receipt(s'                    by the Borrower  and/or by the Security  Party and
                              referred  to in Section  5.01  hereof in favour of
                              the  Bank  upon  terms  and   conditions   therein
                              acceptable to the Bank.

 "Month" that period of time which ends on the same date as it commenced in the previous month but if there is no numerically corresponding date in the following month, then the period shall end on the last day of that month.

"NPGS" where applicable, the New Principal Guarantee Scheme granted to the Borrower by the Bank and includes any part thereof pursuant to the terms herein and set out in the Letter of Offer.

"OD" the Overdraft facility granted to the Borrower by the Bank and includes any part thereof pursuant to the terms herein and the General Conditions set out in Item 12 of the Schedule 2 hereto.

"Penalty Rate"                the rates of  interest as set out in Schedule 2 to
                              the corresponding Facilities attached herewith or such other rate(s) of interest over and above the Prescribed Rate as may at any time and from time to time be prescribed by the Bank at its sole discretion with or without notice to the Borrower.

 "Personal                    the  person(s)  named in item 11 of the Schedule 1
 Guarantor(s)"                hereto   and   includes    his/their    respective
                              representatives, heirs and executors and wherever the context so requires any one of them.

 "Prepayment                  a notice  of a period  of  which is as  stated  in
 Notice"                      schedule   2   hereto   with    respect   to   the
                              corresponding Facilities commencing from the date the Prepayment Notice is received by the Bank and wherein the Borrower gives the Bank notice of its intention to pre-pay the Facilities or any one of them or any part thereof.


"Prescribed Rate"             the  preferential  rates of interest as set out in
                              the  Schedule  2 hereto  over and above the BLR or
                              the  COF  of  the   Bank   to  the   corresponding
                              Facilities   attached   herewith   or  such  other
                              rates(s) of interest as may at any time and from time to time be prescribed by the bank at its sole discretion with or without notice to be Borrower.

"Property"                    the property as  described  howsoever in Item 5 of
                              the Schedule 1 hereto and includes any part thereof


"Propose"                     the  purpose(s)  as  described  in the  Schedule 2
                              hereto to the corresponding Facilities attached herewith.

"RC" where applicable, the Revolving Credit facility granted to the Borrower by the Bank and includes any part thereof pursuant to the terms herein and the General Conditions set out in Item 13 of the
                              Schedule 2 hereto.

"Ringgit Malaysia"            the lawful currency of Malaysia
and the sign "RM"

"Rules of Court"              the Rules of the High Court, 1980, the Subordinate
                              Courts Rules, 1980, whichever is applicable in the
                              circumstances     including    any     amendments,
                              modifications or re-enactments.

"Sales and Purchase"          the agreement  made between the  developer/vendor,
                              the Landowner (if applicable) and the Borrower and/or the Security party (if applicable) on the date stated in Item 6 of the Schedule 1 hereto with regard to the sale and purchase of the Property.

"Security Documents"          includes the Corporate  Guarantee,  the Debenture,
                              the Deed of Assignment of Benefit Contract, the Guarantee, the General Security Agreement, the
                              Memorandum of Deposit of Stocks and Shares, the Memorandum of Deposit of Fixed Deposit Receipt(s) where applicable and includes such other security documents as stated specifically in Item 16 of the
                              Schedule 1 hereto executed hereunder now and also includes such other security documents executed hereafter.

 "Security Party"             includes   the   Corporate   Guarantor,   Personal
                              Guarantor and any person(s) providing any security to the Bank to secure the repayment and payment by the Borrower of all moneys, interests, costs, charges and other moneys arising from or in connection with the Facilities and described in
                              Item 9 of the Schedule 1 hereto.

   "SG" where applicable, the Shipping Guarantee facility granted by the Bank for the benefit of the Borrower pursuant to the terms herein and the General Conditions set out in Item 14 of the
                              Schedule 2 hereto.

   "STA" where applicable, the Short Term Advances facility granted to the Borrower by the Bank pursuant to the terms herein and the General Conditions set out in Item 15 of the Schedule 2 hereto.

  "Supporting                 the documents  stated in Item 12 of the Schedule 1
   Documents"                 hereto as required  by the Bank from the  Borrower
                              and any Security Party in a form and substance acceptable to the Bank.

   "Tenor" the period(s) as set out in the Schedule 2 hereto to the corresponding Facilities and on the expiry thereof respectively the aggregate of all Advances or the Facilities and all sums owing thereunder and interest thereon (including interest at the Penalty Rate) and all other sums howsoever due and payable to the Bank must be fully repaid and paid respectively to the Bank such that the Indebtedness of the Borrower shall be fully discharged and includes any renewal thereof.

   "TL" the Term Loan 1, Term Loan 2 and Term Loan 3 facilities or any of them granted to the Borrower by the Bank and includes any part thereof pursuant to the terms herein and the General Conditions set out in Item 16 of the Schedule 2 hereto.

   "TR" the Trust Receipt facility granted to the Borrower by the Bank and includes any part thereof pursuant to the terms herein and the General Conditions set out in Item 17 of the Schedule 2 hereto.

"Trade Financing              includes the Trade  Financing  Facilities  such as
 Facilities"                  BA, BD, DBP, EBD, EBP, ECR, FCL,  FCTL,  FECL, LC,
                              LO, SO, and TR which have been granted herein by the Bank to the Borrower and where the context so requires, shall refer to any one of them.

SECTION 1.02 INTERPRETATION

(a)  Words importing the singular number include the plural and vice versa.

(b) Words importing the masculine gender includes the feminine and neuter genders.

(c) The words "hereof", "herein", "hereon", "hereinafter", and hereunder, and words of similar import, when used in this Agreement shall, where the context requires or allows, refer to this Agreement as a whole and not to any particular provision of this Agreement.

(d) Reference herein to Articles, Sections and Schedules is reference to Articles, Sections and Schedules in this Agreement unless otherwise specified. The Schedules shall be form an integral part of this Agreement.

(e)  The  headings  and   sub-headings   in  this  Agreement  are  inserted  for
     convenience only and are to be ignored when construing the provisions of this Agreement.

(f) Where an act is required to be done within a specified number after or from a specified date, the period is inclusive of and begins to run from the date so specified.

(g) A period of a month from the happening of an event or the doing of an act or thing shall be deemed to be inclusive of the day on which the event happens or the act or thing is done or is required to be done.

(h) Any references to statutes and the rules made thereunder include all amendments which may be enacted from time to time.

(i) Any references made to any Item of the Schedules hereto which itself does not contain any further and/or invalid references, dates, descriptions or whatsoever shall be construed as having neuter effect and shall not render the provision and any part thereof invalid but shall firstly be construed liberally to encompass typographical errors and documentation misnomer where the context so requires.

(j) Where the Borrower or the Security Party is a company, the provisions contained herein which are primarily and literally applicable to the case of natural persons, shall be construed and take effect as if the Borrower or the Security Party is a natural person, and shall bind all of its assigns and successors-in-title accordingly. Any references herein relating to bankruptcy shall thereafter include references to the winding-up, liquidation, amalgamation or reconstruction , as the case may be, of the Borrower or the Security Party.

SECTION 2.01 APPLICATION FOR THE FACILITIES

(a) At the request of the Borrower and/or the Security Party (if any), the Bank has agreed to grant and to make available the Facilities to the Borrower upon the terms and conditions contained in the Letter of Offer and herein.

(b) In consideration of the Bank agreeing to grant the Facilities up to a maximum principal limit as specified in item 8 of the Schedule 1 hereto to the Borrower, the Borrower and/or the Security Party (if any) have agreed to provide security for the Indebtedness in the manner as provide herein.

SECTION 2.02 PURPOSE OF THE FACILITIES

The proceeds of the Facilities or any part thereof shall be applied in accordance with the Purpose only. In the event the Borrower requires or propose or intends to use proceeds of the facilities or of any sum thereuder for any other purpose, whether or not the said other purpose is incidental to the Purpose, written consent from the bank must be first obtained by the Borower and shall be applied as prescribed by the Bank at its absolute discretion.



                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES


SECTION 3.01 REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to and undertakes with the Bank as follows:

(a) That the Borrower and/or the Security Party (if any) have the power to execute, deliver and perform the terms of the Security Documents and have taken all necessary corporate and other action to authorize the execution, delivery and performance of the Security Documents,

(b) That the Security Documents constitute the legal, valid and binding obligations of the Borrower and/or the Security Party (if any) in accordance with their respective terms;

(c) That the execution, delivery and performance of the Security Documents by the Borrower and/or the Security Party (if any) will not exceed the power granted to them by or violate the provisons of:

     i) any law or regulation or any order or decree of any governmental authority, agency or court to which they are subjected to; and

     ii) the Memorandum and Articles of Association of the Borrower (if applicable) and, or the Security Party (if any); and

     iii) any mortgage, contract or other undertaking or instrument to which the Borrower and/or the Security Party (if any) are parties or which is binding upon them or any of their assets and will not result in the creation imposition of, or any of obligation to createor impose, any mortgage, lien, pledge or change on any of their assets or revenue pursuant to the provisions of any such mortgage, contract or other undertaking or instrument;

(d) That neither the Borrower nor any of the Security Party (if any) are in default under any agreement to which they are parties or by which they may be bound and no litigation, arbitration or administrative proceedings are presently current or pending or threatened which default, litigation, arbitration or administrative proceedings as the case may be, might impair its ability to perform its respective obligations hereunder, or affect the decision of the Bank to proceed with this Agreement or continue to make available the Facilities;

(e) That the Borrower and/or the Security Party (if applicable) is the registered owner of the Property and that the Property is free from all encumbrances;

(f) That all consents, or licences, or approvals or authorizations, or orders and exemptions of any Ministry, agency, department or authority in Malaysia which are required or advisable to be obtained in connection with the execution, delivery, performance, legality or enforceability of the Security Documents or any of them have been obtained and are in full force and effect and no further consent, licence, approval, authorization, order or exemption is required therefor,

(g) The information furnished by the Borrower in connection with the Facilities doest not contain any untrue statement or omit to state any fact the omission of which makes any statements made therein in the light of the circumstances under which they are made, misleading;

(h) That no Event of Default has occurred or will occur as a result of the Bank making available or continue to make available the Facilities.

(i) That the Borrower and/or the Security Party (if applicable) is not in default of the Sale and Purchase Agreement;

(j) That no steps have been taken or are being taken to appoint a receiver, receiver and manager, or liquidator to take over or to wind-up the Borrower and/or the Security Party (if applicable); and

(k) That Section 62 of the Act is not applicable in the circumstances of the Facilities;


SECTION 3.02 CONTINUING NATURE OF REPRESENTATIONS AND WARRANTIES

(a) The Borrower shall be deemed to represent and warrant to the Bank on each of the dates on which it shall hereafter draw on the Facilities that:

     i) the representations and warranties (up-dated mutatis mutandis) contained in Section 3.01 hereof are true and accurate in all respects as if made on such date; and

     ii) no Event of Default contained in Section 8.01 hereof, and no event which with the giving of notice or passing of time would constitude an event of Default has occurred.

(b) Where any representation or warranty or any statement contained herein proves to be misleading or incorrect, it shall be deemed to have been made with the consent or connivance of or attributable to the neglect on the part of any director, manager or secretary or other similar officer of the Borrower purporting to act in such capacity.


                                   ARTICLE IV
                                 THE FACILITIES


SECTION 4.01 AGREEMENT FOR THE FACILITIES

The Bank  relying upon each of the  representations  and  warranties  set out in
Section 3.01 hereof, hereby agrees with the Borrower and the Security Party(if any) to make available to Borrower, throughout the Availability Period, the Facilities and permit Drawings thereon for the various facilities granted therein upon the terms and conditions hereinafter appearing.

SECTION 4.02 THE FACILITIES

The Borrower hereby further declares and confirms that the Facilities herein granted by the Bank shall be up to the aggregate principal limits set out in
Item 8 of the Schedule 1 hereto together with the various rates interest also set out in the attached corresponding Schedule 2 to the corresponding Facilities hereto and the facilities shall be secured by this Agreement and the Security Documents. The Borrower hereby futher agrees that the General Conditions with respect to the Facilities or any one of them shall be governed by the Schedule 2 hereto corresponding to the respective Facilities and the Operation Conditions of the Trade Financing Facilities shall be set out in and secured by the General Security Agreement.

SECTION 4.03 AVAILABILITY PERIOD OF THE FACILITIES

Without prejudice to the provisions contained herein for earlier termination and subject to the terms hereof, the Facilities shall initially be available within the Availbility Period. Without prejudice to the Bank's right to review the Facilities periodically, the Facilities shall expire and may in the absolute discretion of the Bank be renewed for such further period or periods, as the Bank may prescribe and in the event of such renewal unless otherwise informed by the Bank or otherwise; the terms of the Security Documents will continue to apply save and except for the Tenor which shall be extended to the last day of the renewed period.

SECTION 4.04 PURPOSE OF THE FACILITIES

The proceeds of the Facilities and of all Advances shall be applied by the Borrower for the Purpose. In the event the Borrower requires or proposes or intends to use the proceeds of the Facilities of any Advance for any other purpose, written consent from the Bank must first be obtained by the Borrower.

SECTION 4.05 VARIATION OF INTEREST AND COMMISSION

(a) Notwithstanding the provisions relating to the rate of interest and commission a herein provided, the Bank is entitled at any time and from time to time to vary at its discretion such rate of interest (including changing entirely the basis upon which the Prescribed Rate or the rate of interest is arrived at) and commission and/or the mode of calculation thereof and such amended rate(s) of interest and commission shall be payable as from the date the variation took effect. The Bank shall give notice of the change of the rate(s) interest or commission, or of the Prescribed Rate to the Borrower and for the purpose of this Section, failure the Bank to notify the Borrower of any variation shall not prejudice or have the effect of invalidating any such variation. Notice by the Bank may take any form and an advertisement in a daily newspaper addressed to the general public is deemed sufficient notice to the Borrower.

(b) If and whenever the rate of interest payable by the Borrower under this Agreement shall be varied in the manner herein, the Bank may at its absolute discretion make this necessary adjustment consequential to such variation by :

     i) varying the amount of any instalments; or

     ii) varying the number of instalments; or

     iii) both.


SECTION 4.06 CALCULATION OF INTEREST

All interest referred to herein shall be calculated monthly on the basis of a 365/366 day/year period as applicable.

SECTION 4.07 CAPITALISATION OF INTEREST

Subject always to Section 4.05, interest on any principal moneys for the time being hereby secured (including capitalized interest) shall, at the end of each month, be capitalised and added for all purposes to be principal sum then owing and shall thenceforth bear interest at the Prescribed Rate or such other rate(s) of interest set out in the Schedule 2 hereto and in this Agreement and be secured and payable accordingly and all the covenants and conditions contained in or implied by this Agreement and all powers and remedies conferred by law or by this Agreement and all rules of law or equity in relation to the said principal sum and interest shall equally apply to such capitalized arrears of interest and to interest on such arrears.

SECTION 4.08 ASCERTAINING LIMIT

For the purpose of ascertaining whether the limit of the principal intended to be hereby secured has been exceeded or not all accumulated and capitalized interest, fees and all other charges shall be deemed to be interest, commission, fees or other charges and not principal sum.

SECTION 4.09 REVIEW OF ACCOUNT

The Bank hereby reserves to itself the absolute right to review the Borrower's account with the Bank at half yearly intervals or at such other periods as the Bank may deem necessary.

SECTION 4.10 VARIATION OF FACILITIES

Notwithstanding any provision herein contained the parties herein hereby agree that the Bank may at any time hereafter at the request of the Borrower or at the Bank's absolute discretion convey, vary or substitude the Facilities or any part thereof into another banking facility or facilities Provided Always that the said facility or facilities are within the limit of the aggregate principal sum of the Facilities as stated in item 8 of the Schedule 1 hereto remaining available for Drawing or in credit and in any such event the securities, liabilities and obligations - created by this Agreement and the Security Documents shall continue to be valid and binding for all purposes whatsoever notwithstanding the change and/or variation aforsaid but subject to such variations as shall be made known by the Bank to the Borrower.

SECTION 4.11 REPAYMENT OF FACILITIES

Without prejudice to Section 8.02, the Facilities so far as not otherwise repaid or discharged under the provisions of this Agreement shall be repaid by the Borrower on demand by the Bank and until such demand is made, the Borrower shall repay the Facilities respectively together with interest thereon at the Prescribed Rate in the manner provided in the Schedule 2 hereto corresponding to the Facilities timeously without notice from the Bank, such that the indebtedness of the Borrower shall have been fully discharged at latest on the expiry of the Tenor of the Facilities.

SECTION 4.12 PREPAYMENT OF FACILITIES

It is hereby agreed that notwithstanding any provision for the repayment of the Facilities and interest thereon hereinbefore contained, the Borrower may at any time thereafter by giving the requisite Prepayment Notice as set out in the
Schedule 2 hereto to the corresponding Facilities (or by paying interest at the Prescribed Rate for a similar period in lieu of such notice) repay the whole of the Facilities or any part thereof then owing to the Bank as the Bank may in its absolute discretion accept.

SECTION 4.13 VARIATION OF DATES FOR REPAYMENT OF FACILITIES

It is hereby expressly agreed and declared by the parties hereto that notwithstanding the provisions of section 4.11 hereof, the dates and manner therein provided for the repayment of the Facilities respectively may at any time and from time to time be varied with the written consent of the Bank and more particulary but not limited to, in the event wherein the rate of interest payable by the Borrower under this Agreement shall be varied in accordance with the provisions in Section 4.05 hereof and thereupon such variation in the manner aforesaid shall be deemed to be effective and the respective date of payment of the instalments and the Tenor shall be deemed to have been amended accordingly and shall be read and construed as if such variation had been incorporated in and forms part of this Agreement at the date of execution thereof .

                                    ARTICLE V
                                    SECURITY

SECTION 5.01 SECURITY (IF APPLICABLE)

As security for the Facilities, interest thereon and all other moneys owing and payable by the Borrower under the terms of this Agreement:

(a) The Borrower shall simultaneously with the execution of this Agreement execute in favor of and deliver to the Bank, the Charge in accordance with the provisions of the National Land Code in respect of the Property and the Security Documents together with the relevant documents and/or document(s) of title hereto free from all encumbrances and caveats of any nature upon the terms and conditions contained therein as the Bank may require; and

(b) The Borrower shall cause the Security Party (if any) to execute and to deliver in favor of the Bank, the Security Documents upon such terms and conditions contained therein respectively together with all the necessary documents as the Bank may require.

SECTION 5.02 OBLIGATIONS OF BORROWER

It is expressly agreed, however, that notwithstanding anything contained herein to the contrary, the Borrower shall remain liable under the Sale and Purchase Agreement (if applicable) observe and perform all of the conditions and obligations therein provided to be observed and performed by him, and the Bank shall have no obligation or liability under the Sale and Purchase Agreement by the reason of or arising out of this Agreement and the Charge, nor shall the Bank be required or obligated in any manner to observe or perform any of the conditions or obligations of the Borrower under or pursuant to the Sale and Purchase Agreement or to present or file any claim, or take any other action to enforce the terms of the sale and Purchase Agreement.


SECTION 5.03 COVENANT TO PROVIDE FURTHER SECURITY

The Borrower shall at the request of the Bank charge to, or deposit with, the Bank such documents of title to any or all immovable properties vested in the Borrower for any tenure. Such charge or deposit may be by way of security for the repayment of moneys hereby secured and may also or otherwise be for the purpose of securing any other moneys owing to the Bank and not secured hereby.


SECTION 5.04 CONTINUING SECURITY

The security created by this Agreement is expressly intended to be and shall be a continuing security for all moneys whatsoever now or hereafter from time to time owing to the Bank by the Borrower whether alone or jointly and severally with another or others and whether as principal or surety notwithstanding that the Borrower may at any time cease to be indebted to the Bank for any period or periods and notwithstanding that the account or accounts of the Borrower with the Bank may from any cause whatsoever cease.

SECTION 5.05 LIENS AND OTHER RIGHTS

Nothing herein contained shall prejudice or affect the rights and remedies to which Bank shall be entitled to against the Borrower or the Bank to any other securities which the Bank may at any time or from time to time hold for or on account of the principal sums outstanding from time to time under the Facilities or any moneys lent to or advanced for the benefit of the Borrower by the Bank, interest thereon and all other moneys due and owing and remaining unpaid by the Borrower to the Bank or shall anything therein prejudice or affect any bid, note, guarantee, charge or other security which the Bank may for the time being have or hold for the principal sum outstanding from time to time under the

Facilities interest thereon and other moneys aforesaid or any right or remedy of the Bank under such bill, note, guarantee, charge or other security.


                                   ARTICLE VI
                              CONDITIONS PRECEDENT

SECTION 6.01 CONDITIONS PRECEDENT

The following events are specified as conditions to the utilization of the Facilities and the continued availability of the Facilities to the Borrower:

(a) This Agreement and the Security Documents shall have been duly executed by the respective parties thereto and this Agreement and the Security Documents have been stamped;

(b) There have been no material alterations or changes in the constitution, condition, business, or other affairs of the Borrower which could or might adversely affect the decision of the Bank to continue the Facilities;

(c) The certified true copy of the Memorandum and Articles of Association of the Borrower and of the Security Party (wherever applicable) are in such form and substance satisfactory to the Bank:

(d) The Bank shall have received the Suppor1ing Documents and such other documents as may be required by the Bank in form and substance satisfactory to it;

(e) The Bank shall have received (if applicable) a search report conducted at the Registry of Companies confirming that there is no existing legal encumbrances over the Property except as disclosed to the Bank by the Borrower (if applicable) and/or of any Security Party (if applicable);

(f) The Bank shall have received certified true copies of the latest Forms 24 and 49 confirming the respective identities of the directors and shareholders of the Borrower (if applicable) and/or the Security Party (if applicable);

(g) The Bank shall have received certified true copies of Board Resolutions of the Borrower (if applicable) setting out the persons authorized to accept the offer, to operate the Facilities, to execute the Security Documents and to furnish their specimen signatures (if applicable);

(h) the Bank shall have received such other documents, opinions, undertakings, authorizations or assurances pertaining to the terms of this Agreement as the Bank may reasonably request; and

(i) The Borrower shall have complied with and satisfied all additional Conditions Precedent (if any) stipulated in Item 13 of the Schedule 1 hereto to the satisfaction of the Bank.

Pending fulfillment in a manner satisfactory to the Bank of the conditions herein stipulated and such other conditions as the Bank may impose from time to time, unless otherwise waived by the Bank, the Bank may at its absolute discretion terminate the Facilities or suspend the disbursement of the
Facilities or part thereof And the Borrower hereby unconditionally and irrevocably authorises the Bank to pay the proceeds to such parties and in accordance with such undertakings which the Bank may give or to such parties as the Bank may in its absolute discretion deem expedient. All moneys so paid shall be deemed to form part of the Facilities and the acknowledgment or receipt of such parties shall be deemed as if the same had been made or given by the Borrower itself.

SECTION 6.02 PERFORMANCE OF COVENANTS

The obligation of the Bank to continue to make available the Facilities shall also be subject to the following conditions:

(a) the Bank is satisfied that no event has occurred so as to render the Facilities to become immediately withdrawn under the provisions of any of the Security Documents;

(b) there is no default by the Borrower and/or the Security Party or anyone of them in the performance of any of the terms and conditions contained in any of the Security Documents; and

(c) no extraordinary circumstances, or change of law, or other governmental action, have occurred and which occurrence makes it improbable (in the absolute opinion of the Bank) that the Borrower and for the Security Party or any of them will be able to observe and perform the covenants and obligations on their part to be performed under the Security Documents;

(d) no adverse change, howsoever brought about, has taken place in the financial condition of the Borrower and or the Security Party or any of them and which, in the sole and absolute opinion of the Bank, may materially affect their ability to fulfill their obligations under the Security Documents then or in the future.


                                   ARTICLE VII
                               POSITIVE COVENANTS

SECTION 7.01 POSITIVE COVENANTS

The Borrower hereby expressly covenants with the Bank that the Borrower will at all times during the continuance of this Agreement:

(a) keep all structures and fixtures now or at any time hereafter erected on or affixed the property in tenantable repair and condition. In default whereof it shall be lawful for but not obligatory upon the Bank to carry out such repairs;

(b) permit the Bank and its agents and workmen at all reasonable times of the day to enter upon the Property and have access to any fixture thereon and to view and inspect the condition or repair thereof PROVIDED HOWEVER that if the Bank shall enter and repair the same the Bank shall charge all costs and expenses to the account of the Borrower which shall bear interest at the rate of the BLR plus Four Per Centum Per Annum (4% P.A);

(c) comply with and observe all the conditions restrictions and category of use, express or implied imposed upon, relating to, or affecting the Property or to which the Property is subject as well as the provisions of any Act of Parliament ordinance or enactment for the time being in force and of any rule or order made thereunder affecting the same;

(d) pay the quit rent, assessment rates, taxes, service charges and all other outgoings whatsoever payable from time to time in respect of the Property as and when the same shall become due and payable. In default whereof it shall be lawful for but not obligatory upon the Bank to pay the same or any part thereof and upon such payments by the Bank all sums so paid shall be for the account of the Borrower and shall bear interest at the rate of the BLR plus Four Per Centum Per Annum (4% P.A.};

(e) inform the Bank of any application, demand, notice. order whatsoever or any other notice. document or transaction in any way affecting, or concerning the Property or any part thereof forthwith upon its issue, publication or service (time being of the essence in respect hereof) and produce the same to the Bank whether demanded or not AND the Borrower shall do all acts and take all steps necessary or expedient to safeguard and preserve the Property or any part thereof or the title or ownership thereto AND the Bank may if it thinks fit and on behalf of or in the name and at the expense of the Borrower do all such acts and employ all such persons as the Bank shall deem fit for the purpose of or connected with safeguarding and preserving the property.

(f) Pay all costs and expenses, legal or otherwise, including stamp duty (if any) of or connected with :

     i)   the   preparation   and  execution  of  this  Agreement  and  Security
          Documents;

     ii) all legal fees as between Solicitor and Client and other costs and disbursements incurred in connection with demanding and enforcing payment of the moneys due hereunder or otherwise howsoever in enforcing any of the terms conditions and stipulations hereof contained;

(g) Give full particulars in writing within seven (7) days to the Bank upon receipt of any notice or order or proposal therefor given issued or made to the Borrower in respect of the Property by or on behalf of any planning, local government, public health, sanitary housing or other authority and if so required by the Bank, without delay and within the period prescribed by such notice, take all reasonable or necessary steps to comply with the provisions of such notice or order and also at the request of the Bank and at the cost of the Borrower, make or join with the Bank in making such objections or representations against or in respect of any such notice or order or proposal therefor as the Bank may deem expedient;

(h) Observe and perform all the terms and conditions contained in this Agreement and Charge and on the part of the Borrower to be observed and performed and in addition thereto any condition and covenant binding upon the Property and not do or omit to do any, act, matter or thing on or in respect of the Property which shall contravene the provisions of this Agreement or the Charge or of any act, ordinance, enactment, order, rule or regulation now or hereafter affecting the same and at all times hereafter indemnify and keep indemnified the Bank against all actions, proceedings, costs, expenses, claims and demands in respect of such act matter or thing done omitted or suffered to be done in contravention of the said provisions;

(i) Observe and perform all the terms and conditions contained in Sale and Purchase Agreement (where applicable);

(j) Carry out and operate its business and affairs with due diligence and efficiency and in accordance with sound financial and industrial standards (if applicable) and practices and in accordance with its Memorandum and Articles of Association as amended from time to time (if applicable);

(k) Keep full and particular accounts of the carrying on of its business or businesses and cause the same to be properly posted up-to-date and furnish to the Bank within sixty(60) days from the end of each half year of each financial year copies of complete financial statements of the Borrower certified by an officer of the Borrower in such forms as the Bank may from time to time determine, and further, as soon as available, but in any event within one hundred and twenty(120) days after the end of each financial year of the Borrower, forward to the Bank two copies of its balance sheet, profit and loss account and report audited and certified by a qualified independent auditor stating accurately, in accordance with generally accepted accounting standards, the financial condition of the Borrower;

(l) Permit the Bank including its agents and servants at all times to inspect the assets (including all documents and records relating thereto) hereby charged and, for such purpose, to enter upon any land or premises upon which the same may kept and to make inventories and records thereof and if the Bank shall reasonably so desire, to have the same valued at the expense of the Borrower by a valuer appointed by the Bank. Any such entry and inspection shall be arranged in advance with the Borrower and shall not unreasonably interfere with the operations of the Borrower's business;

(m) Maintain adequate records to monitor the progress of its business and to reflect, in accordance with consistently maintained sound accounting practices, the operations and financial condition of the Borrower and allow the Bank or its respective agents and servants to inspect all records at any office, branch or place of business of the Borrower or elsewhere and all records kept by any other authorities or persons so far as such records relate to or affect the Borrower's properties assets and business and the Borrower hereby gives (without need for any further act) to the Bank or any person authorised by the Bank access to and the right to inspect such records as may be required to enable the Bank (if applicable) to inspect the said records;

(n) keep and maintain its present paid up share capital and increases, if any in respect thereof (if applicable);

(o) appoint from time to time only such auditor or firm of auditors to supply the Bank with a certified copy each of any communication sent by such auditor to the Borrower and further to communicate directly with the Bank at any time in respect of any matter (if applicable) connected with the accounts and operation of the Borrower;

(p) keep all its fixed and floating assets adequately (if applicable) insured at all material times (if applicable);

(q) notify the Bank in writing or any changes in the composition of (if applicable) its board of directors and shareholders (if applicable);

(r) notify the Bank of any legal proceedings, litigation and claims against the Borrower and any of its subsidiaries and/or any Security Party (if applicable);

(s)  to pay all its Indebtedness under this Agreement when due and owing;

(t)  subordinate   to  the   Facilities  set  out  herein  all  loans  from  the
     Shareholders and directors of the Borrower (if applicable) or from companies related to the Borrower;

(u) operate the Facilities actively and satisfactorily within the respective limits set out herein;

(v) notify the Bank of any occurrence of any Event of Default or any other occurrence of which the Borrower becomes aware of which in its reasonable opinion might adversely affect its ability to fully comply with its obligations under this Agreement; and

(w) carry on any business other than its existing business on the date it first applied for the Facilities.

SECTION 7.02 NEGATIVE COVENANTS

Until the indebtedness is fully discharged and satisfied the Borrower hereby covenants with the Bank that it will not without the consent of the Bank in writing first had and obtained:

(a) where applicable, assign, transfer, sell, charge or otherwise howsoever deal with the Borrower's rights, title and interest under the Sale and Purchase Agreement or the Property or any part thereof or any interest therein or any other material fixed assets, land or other investment or make the same subject to any charge, encumbrance, liability or lien whatsoever or rescind, remove or amend any condition or restriction affecting the property without the written consent of the Bank first had and obtained;

(b) lease, let out, or grant any licence or otherwise howsoever part with the possession or make or accept the surrender of any lease whatsoever of or in respect of the Property or any fixture, structure or any part thereof to any person, firm or company without the consent in writing of the Bank first had and obtained and which consent may be given or refused without assigning any reason therefor either absolutely or on such terms and conditions as the Bank deems fit and decision of the Bank shall be final and conclusive;

(c) enter into any reconstruction, amalgamation, merger or consolidation or sell or lease all or substantially all of its assets;

(d)  incur, assume, guarantee or permit to exist any indebtedness except:

     (i)  the Facilities; and

     (ii) short-term debts incurred in respect of money borrowed from licensed banks or from other sources in the ordinary course of business;

     For the purpose of this paragraph, any credit from a supplier of capital goods, installment purchase or other similar arrangement is deemed to be indebtedness and is not deemed to be permitted by Section 7.02(d) (ii) hereof; and a short-term debt is deemed to be any debt payable on demand or maturing by its terms within twelve (12) months after the date on which it was originally incurred;

(e) create or permit to exist any lien or charge on or any assignment of any assets (including choses in action) of the Borrower except :-

     (i) those created under the Security Documents or any of them as the case may be;

     (ii) any tax or other statutory lien, provided that such lien shall be discharge within thirty (30) days after final adjudication.

     For the purpose of this paragraph, the expression aliens includes mortgages, pledges, charges, privileges and priorities of any kind, and the expression "assets" includes any revenue and property movable and immovable of any kind;

(f) enter into any transaction with any person, firm or company except in the ordinary course of business on ordinary commercial terms and on the basis of arm's length arrangements, or establish any exclusive purchasing or sale agency, or enter into any transaction whereby the Borrower might pay more than the original commercial price for any purchase or might receive less than the full ex-work commercial price (subject to normal trade discount) for its products;

(g) subject to the provision of this Agreement and the Security Documents, enter into any partnership, profit-sharing or royalty agreement or other similar arrangement except in the ordinary course of business on ordinary commercial terms and on the basis of arm's length arrangements whereby the Borrower's income or profits are, or might be, shared with any other person, firm or Borrower; or enter into any arrangement contract or similar arrangement whereby the Borrower's business or operations are managed by any other person, firm or Borrower;

2. have any subsidiary, or make, or permit to exist loans, or lend, or make advances to others or make investments in other company or enterprises, or guarantee arty person enterprise or company (other than normal trade credit or trade guarantee or temporary loans to staff, customers, contractors or suppliers in the ordinary course of business) PROVIDED that the Borrower shall be at liberty to invest in short-term marketable securities acquired solely so as to utilise such funds of the Borrower as are not immediately required for the Borrower's business;

3. add to, delete, vary or amend its Memorandum and Articles of Association in any manner which would be inconsistent with the provisions of this Agreement or changes (if applicable) its financial year, or the nature of its present (if applicable) business, or sell, transfer, lease or otherwise dispose of all or a substantial part of its capital assets, or undertaking, or permit any merger, consolidation (if applicable) or reorganization (if applicable);


(j)  decrease its authorized or issued capital (if applicable); and

(k) declare or pay any dividend, or bonus issue, or make any distribution of share capital, but such consent of the Bank shall not be unreasonably withheld (if applicable);


                                  ARTICLE VIII
                              REMEDIES OF THE BANK

SECTION 8.01 EVENTS OF DEFAULT

The Bank may be written notice to the Borrower declare that the Facilities be cancelled and declare all moneys payable under this Agreement and the Security Documents to be forthwith due and payable and thereupon the same shall become so payable to the Bank:

(a) if the Borrower or any Security Party fails or defaults under any provisions of the Security Documents which is not capable of remedy or which, being capable of remedy, is not remedied within seven (7) days after notice to the Borrower or any Security Party from the Bank requesting action to remedy the same; or

(b) if the Borrower and Security Party, or any of them, fail to comply with any notice given under the Security Documents requiring them to remedy any breach of the terms of the Security Documents, or any situation other than a breach within the time stipulated therefor, or

(c) if any other indebtedness of the Borrower becomes, or becomes capable in accordance with the relevant terms hereof being declared due prematurely by reason of a default by the Borrower in its obligations under the Security Documents with respect to the same or the Borrower fails to make any payment in respect thereof on the due date for payment or upon the security for any indebtedness becoming enforceable; or

(d) if any representation or warranty made by the Borrower or by any Security Party in this Agreement or the Charge for the Security Documents or in the Supporting Documents or implied or expressed in any notice, certificate, letter or other documents made or delivered pursuant to the terms of this Agreement is incorrect or misleading in a material particular as of the date at which it was made or deemed to have (if applicable) been made or if repeated at any time so long as the Facilities of the Borrower are outstanding; or

(e) if the Borrower or any Security Party ceases or threatens to cease to carry on their business; or

(f) if a petition shall be presented or award is made, or a resolution is passed, for winding-up of the Borrower (if applicable) or any one of the Security Party (if applicable) or for the bankruptcy of the Borrower or of the Borrower's directors or the Security Party or any of them; or

(g) if a distress or execution or other process of a Court of competent jurisdiction is levied upon or issued against any property of the Borrower or Security Party and such distress execution or other process, as the case may be, is not satisfied by the Borrower within seven (7) days from the date thereof, or

(h) if a Receiver, or Manager, or both, is or are appointed over the Borrowers or any one of the Security Party's undertaking or property or any part thereof pursuant to any instrument (including the Companies Act 1965) other than by the Bank under the provisions hereof; or

(i) if applicable, if the Borrower or any Security Party or any of them commits, or threatens to commit a breach of any term, stipulation, covenant or undertaking contained in the Sale and Purchase Agreement or the Security Documents to which it is a party; or

(j) if the Borrower, or any Security Party or any one of them under the Security Documents, commits a default of any provision of any agreement, or Security Documents, or both (as the case may be) relating to other accounts or loan facilities granted by the Bank to the Borrower or such Security Party; or

(k)  (if   applicable),   if,  before  the  Property  is  fully  and  completely
     constructed,   a  petition  is  presented   for  the   winding-up   of  the
     Developer/Vendor or the Landowner; or

(l) if, in the opinion of the Bank (which shall be final and binding) the business and affairs of the Borrower is not being carried on or conducted in accordance with sound financial and business standards and practices generally applicable to the industry; or

(m) if the Security Documents shall be challenged as to their or its validity by any person; or

(n) (if applicable) if the Developer/Vendor or landowner shall suspend or give notice to any person of its intention to suspend construction of the Property, or abandons construction; or

(o) if an event has, or event have, or a situation exists, which could or might in the opinion of the Bank prejudice the ability of the Borrower and any Security Party to perform their obligations under the Security Documents in accordance with their respective terms; or

(p) if the Bank shall be of the opinion that any of the Security created pursuant to the Security Documents is in jeopardy; or

(q) if the account of the Borrower is in the absolute discretion of the Bark unsatisfactorily maintained or operated; or

(r) if the Borrower commits or threatens to commit a default or breach of any term or condition of any other account maintained by the Borrower with the bank now or hereafter; or

(s) if the Borrower commits or threatens to commit a default under any of its contractual obligations with any other parties including the Bank with regard to its borrowing howsoever, or

(t) if in the absolute opinion of the Bank, the Borrower's account(s) with the Bank (including any other accounts the Borrower may have with the Bank is or has not been operated satisfactorily; or

(u) if an event or events shall have occurred or a situation exists which could or might, in the opinion of the Bank, prejudice the ability of the Borrower and/or any Security Party or any one of them to perform their respective obligations under the Security Documents in accordance with their respective terms.



SECTION 8.02 RIGHT OF BANK ON BORROWER'S DEFAULT

(a) If the Borrower shall commit a default pursuant to Section 8.01 or if any of the events stipulated in Section 8.01 hereof shall happen and which if capable of remedy is not remedied within a period of seven (7) days from the date of notice by the Bank requesting remedy of the same, or is not remedied within the time specifically stipulated thereof (if any) in respect of the event in question, the Facilities, interest thereon and all other sums payable under this Agreement shall become and be deemed to be, notwithstanding anything contained herein to the contrary, forthwith due and payable and whereupon the Bank shall be entitle without further notice to the Borrower institute such proceedings and take such steps *including any proceedings for the realization of its security under any of the Security Documents) as it may think fit to enforce payment of all amounts due and payable pursuant to this Agreement and Security Documents;

(b) Notwithstanding anything contained in the Security Documents, the Bank is free to exercise such rights as it may possess in the Security Documents against the respective parties regardless of whether the Facilities have been recalled or not and such exercise may be for the purpose of remedying the breach in question.

AND the Borrower hereby expressly agrees covenants and undertakes to do and executes all acts deeds instruments and things which the Bank may require or stipulate for the purposes of effecting and or completing anything and or any transaction mentioned in this Section.


SECTION 8.03 PROCEEDS OF SALE

All moneys received by the Bank from any proceeding instituted or steps taken under any of the Security Documents shall, subject to statutory priorities (if any), be applied by the Bank:

FIRSTLY in payment of all costs charges and expenses incurred and payments made the Bank under the provisions of all or any of the Security Documents.

SECONDLY in or towards payments to the Bank of all interest then accrued and remaining unpaid in respect of the Facilities, or the balance thereof for the time being owing.

THIRDLY in or towards payment to the Bank of the principal sum due and remaining unpaid under the Facilities.

FOURTHLY in or towards payment to the Bank of all other moneys due and remaining unpaid under any or all of the Security Documents.

FIFTHLY        any surplus shall be paid to such persons entitled thereto.

PROVIDED ALWAYS THAT if the Bank shall be of the opinion that the security may prove deficient payments may be made to the Bank on account of principal before interest but such alteration in the order of payment shall not prejudice the right of the Bank to receive the full amount to which it would have been entitle if the primary order had been observed or any lesser amount which the sum lllternately realised from the security may be sufficient to pay.

SECTION 8.04 DEFICIENCY IN PROCEEDS OF SALE

If the amount recovered or realised under this Agreement or any of the Security Documents after deduction and payment, from the amount so recovered or realised, if all fees, costs, expenses and other outgoing, is less than the amount due to the Bank hereunder and under the Security Documents (if any) and whether in the process of such recovery or realization the Bank has purchased any of the properties and assets charged to the Bank or otherwise, the Borrower shall pay to the Bank the difference between the amount so realised and until payment will also pay interest on such balance at the Prescribed Rate and the penalty rate as applicable corresponding to the facilities as set out in the General Conditions in the Schedule 2 hereto or at such other rate(s) stipulated from time to time by the Bank.


SECTION 8.05 DAMAGES

In addition and without prejudice to the power, rights and remedies by these presents conferred, the Borrower shall indemnify the Bank against any loss or expenses (including legal expenses on a Solicitor and Client and on a full indemnity basis) which the Bank may sustain or incur as a consequence of any default in payment by the Borrower of any sum due hereunder.

SECTION 8.06 RIGHT OF SET-OFF

In addition and without prejudice to the power rights and remedies by these presents conferred, if any amount payable hereunder is not paid as and when due, the Borrower authorizes the Bank to proceed without prior notice, by right of set-off, banker's lien or counterclaim, against any assets of the Borrower in any currency which may at any time be in the possession of the Bank or any of its affiliates, at any branch or office, to the full extent of all amounts payable to the Bank hereunder.


                                   ARTICLE IX
                                   TERMINATION

SECTION 9.01 FULL REPAYMENT OF THE MONEYS SECURED

Notwithstanding anything to the contrary contained herein, it is hereby agreed that upon satisfaction or discharge by repayment or otherwise of the whole of the Borrower's indebtedness herein, all the provisions herein contained shall cease to be of effect but without prejudice to the Bank's right and remedies against the Borrower in respect of any antecedent claim or breach of covenant.

SECTION 9.02 RECALL OF FACILITIES

Notwithstanding anything to the contrary contained herein, the Bank shall be entitled as its absolute discretion to determine or recall the Facilities and demand repayment of the principal balance outstanding, interest, costs and expenses whatsoever provided herein at any time without having to justify or give any reason for such determination or recall.


                                    ARTICLE X
                                    INSURANCE
                                 (IF APPLICABLE)

SECTION 10.01 INSURANCE ON PROPERTY

The Borrower shall always or shall always cause to keep insured the property and all fixtures hereafter erected thereon in the Prime of the Borrower and/or the Security party (if applicable) against loss or damage by fire, lightning, tempest, flood, riot, civil commotion, strike, malicious acts, natural disasters and against such other risks as the Bank may from time to time think expedient and keep the same so insured throughout the duration of this Agreement to its full insurable value to the satisfaction of the Bank. In the event the Borrower fails or fails to cause the Security Party (if applicable) to take up the insurance pursuant to this Section herein, the Bank may do so on behalf of the Borrower or on behalf of any Security Party (if applicable).


SECTION 10.02 RESTRICTION AGAINST ADDITIONAL INSURANCE

The Borrower shall not except at the request or with the consent in writing of the Bank effect or cause to effect of keep on foot any insurance against any risk in respect of the Property, which the Bank has effected or has kept on foot such insurance.

SECTION 10.03 TERMS AND FORM OF INSURANCE

Insurance policies taken out or effected under this Agreement shall be generally in form and upon terms acceptable to the Bank and, without limitation, shall be subject to the following:

(a)       Named insured

          All insurance shall be taken out in the name of the Borrower and/or Security Party (is applicable) and shall be expressly and specifically assigned to and for the benefit of the Bank.

(b)       Insurers and terms

          The Borrower shall place or cause to be placed insurance policies in companies approved and nominated by the Bank (which may be itself). All insurance policies shall be valued policies and shall provide that they are payable in Malaysian Ringgit.

(c)       Notice of Lapse

          Each policy shall provide that it may not lapse, be terminated, cancelled or materially modified without fourteen (14) days' prior notice to the Bank.

(d)       Notice of Cancellation

          The Borrower covenants that it shall cause the relevant insurers to include the following notice of cancellation or a substantially similar notice of cancellation acceptable to the Bank in each insurance policy taken out:

          "Underwriters (insurers) agree that the bank shall be given at least fourteen (14) days' prior telegraphic notice of cancellation, alteration, termination or expiry of this policy or any failure by the Borrower to pay premiums as and when due. The Bank shall have no obligation whatsoever to pay premiums or costs but shall have the right to do so in the event of non-payment by the Borrower. Underwriters (insurers) shall promptly advise the Bank of any act or omission of which the Underwriters (insurers) are aware that might void this policy or make the same invalid or unenforceable in whole or in part."

(e)       Mortgagee Clause

          The Borrower covenants that it shall cause the relevant insurers the following loss payable clause or a substantially similar loss payable clause acceptable to the Bank in each insurance policy taken out:

          "This insurance and the benefits thereof, including all claims of whatsoever nature in respect of the Assets and each and every right hereunder have been assigned to BUMIPUTRA-COMMERCE BANK BERHAD."


SECTION 10.04 ASSIGNMENT OF INSURANCE

The Borrower hereby assigns or shall cause to assign to the Bank all the Borrower's and/or the Security Party's (if applicable) rights, title and interest in, to and under all insurance policies including all proceeds and all the benefits thereof and all claims of whatsoever nature thereunder and the rights under such insurance policies.

SECTION 10.05 EVIDENCE OF INSURANCE

On the date of execution of this Agreement, the Borrower shall furnish the Bank with the originals of all insurance policies assigned hereunder and all binders and certified copies of cover notes or other written evidence satisfactory to the bank showing that the required insurance of each type has been placed. No change shall be made in any insurance policy without the Bank's prior written consent. The Borrower shall promptly furnish the Bank with the duplicate of all policies assigned hereunder, cover notes and certificates and renewals thereof.


SECTION 10.06 BANK'S RIGHT TO COLLECT PROCEEDS AND INSURE

The bank is hereby authorised but not required, in its own name or in the name of the Borrower and/or the Security Party (if applicable) to demand, collect, give receipts for and prosecute all necessary actions in the courts to recover any and all insurance moneys that may becomes due and payable under the insurance policies. If the Borrower at any time fails to pay or cause to be paid when due any insurance premiums, calls or other costs related to obtaining or maintaining the insurance required hereunder, to obtain any required insurance or to deliver to the Bank all policies, certificates, contracts of insurance, binders and cover notes and all renewals thereof as required by the provisions of this Agreement, the Bank may, but is not required to, procure such insurance or pay unpaid premiums, or both, and other costs. All expenditure incurred thereby shall be for the account of the Borrower and shall be deemed to be and form part of the Indebtedness and until reimbursed, such sum shall carry interest at the rate of the BLR plus FOUR Per Centum Per Annum (4%PA.) from the date of payment by the Bank or such other rate as the Bank may charge.

SECTION 10.07 COMPLIANCE WITH INSURANCE TERMS, LAWS, REGULATIONS, ETC.

The Borrower shall not do any, act, allow or permit any act to be done (whether by omission or commission), whereby the insurance policies may become void or voidable, or may becomes a ground of repudiation by the insurers or allow the Property to be used in any manner not permitted under the insurance policies.

SECTION 10.08 APPLICATION OF INSURANCE MONEY

The Bank may require any money received on any insurance relating to the Property whether effected by the Bank or by the Borrower to be applied in or towards making good the loss or damages in respect of which the money received or receivable or in or towards the discharge of any principal money and interest or any moneys secured hereby and the Borrower shall hold any money received on such insurance in trust for the Bank and the Bank may receive and give a good discharge for any such moneys.

SECTION 10.09 WORKMEN'S COMPENSATION INSURANCE

The Borrower (if applicable) shall take out and maintain for such amount and with such insurance company as shall be approved by the Bank a policy of insurance in respect of Workmen's Compensation for all employees, if any, of the Borrower and or alternatively comply with any law for the time being relating to the establishment of social security schemes or benefits for employees.

                                   ARTICLE XI
                            TERMINATION AND VARIATION

SECTION 11.01 TIME FOR COMPLIANCE OF CONDITIONS

If the Borrower fails to perform and observe all or any of the covenants, stipulations and condition(s) herein contained and on it's part to be performed and observed the Bank may at any time thereafter at its option terminate the Facilities. Upon such termination or rescission, the facilities and all interest thereon must be discharged within seven (7) days of such termination or rescission.

SECTION 11.02 DISCRETION OF BANK ON DISBURSEMENT

The Bank has the absolute right by notice in writing to the Borrower to rescind the Facilities, or to refuse to pay out the Facilities if the principal sum or any part thereof or any interest thereon are in arrears or shall become immediately repayable under the provisions of the Security Documents or any of them. Upon giving of such notice, any part of the Facilities not therefore disbursed shall be cancelled, and any part of the Facilities already disbursed shall become due and immediately repayable on demand notwithstanding anything contained herein to the contrary.


SECTION 11.03 RIGHT OF BANK TO RECALL OR VARY

Notwithstanding anything to the contrary contained herein, the Bank shall be entitled at its absolute discretion to terminate this Facilities and demand the discharge by the Borrower of its Indebtedness at any time or to vary or amend the terms of the Facilities granted herein or both in such manner and upon such terms as the Bank may determine.


SECTION 12.01 TIME

Time shall be of the essence of this Agreement but no failure or delay on the part of the Bank in exercising nor any omission to exercise any right, power, privilege or remedy accruing to the Bank under this Agreement or any of the Security Documents shall impair any such right, power, privilege, or remedy or be construed as a waiver thereof or an acquiescence in such default; nor shall any action by the Bank in respect of any default or any acquiescence in any such default, affect or impair any right, power, privilege or remedy of the Bank in respect of any other or subsequent default.


SECTION 12.02 RECONSTRUCTION OF File BANK OR THE BORROWER OR THE SECURITY PARTY

The security, liabilities and obligations created by this Agreement shall continue to be valid and binding for all purposes whatsoever notwithstanding any change by amalgamation, reconstruction, or otherwise which may be made in the constitution of the Bank and Similarly the security, liabilities and obligations created by this Agreement shall continue to be valid and binding for all purposes whatsoever notwithstanding any change by amalgamation, reconstruction or otherwise howsoever in the constitution of the Borrower or any Security Party and it is expressly declared that no change whatsoever in relation to or affecting the Borrower or any Security is Party shall in any way affect the security, liabilities and obligations created hereunder in relation to any transaction whatsoever whether past present or future.


SECTION 12.03 STAMP DUTIES

The Borrower shall, upon notice from the Bank, pay all stamp duties, fees or other charges payable on or incidental to the execution, issue, delivery and registration of all and any of the security Documents and any document related thereto (including fines and penalties) and shall reimburse the Bank for such duties, fees or other charges paid by the Bank;


SECTION 12.04 MODIFICATION AND INDULGENCE

The Bank may at any time and without in any way affecting the security hereby created:

(a) determine, vary or increase any credit or other facility granted to the Borrower and may open or continue any account or accounts (or both) with the Borrower at any branch or branches of the Bank;

(b) grant to the Borrower, or any of the Security Party, or all, or any of them, any time or indulgence or waiver or consent or release;

(c) deal with, exchange, release or modify or abstain from perfecting or enforcing any security or other guarantee or right it may now or at any time hereafter or from time to time have from or against the Borrower or any other person;

(d)  compound with the Borrower or any Security Party or any other person.


SECTION 12.05 COSTS AND FEES

The Borrower shall be liable to pay all fees including the commitment fees and expenses in connection with or incidental to this Agreement including the Bank's Solicitors'fee (on a Solicitor and Client basis) in connection with the preparation and execution of this Agreement, the Security Documents and the documents related thereto. If the Indebtedness or any part thereof shall be required to be recovered through any process of law, or if the said money or any part thereof shall be placed in the hands of solicitors for collection, the Borrower shall pay (in addition to the moneys then due and payable hereunder) the Bank's Solicitors'fees (on a Solicitor and Client Basis) and any other fees and expenses incurred in respect of such collection.


SECTION 12.06 CUMULATIVE REMEDIES

The remedies provided herein are cumulative and are not exclusive of any other remedies provided by law.


SECTION 12.07 SEVERABILITY

Any term, condition, stipulation, provision, covenant, or undertaking contained herein which is illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, voidness, prohibition or unenforceability without invalidating the remaining provisions hereof and any such illegality, voidness, prohibition or unenforceability in any jurisdiction shall not invalidate or render illegal, void or unenforceable any such term, condition, stipulation, provision, covenant, or undertaking in any other jurisdiction.


SECTION 12.08 SUSPENSE ACCOUNT

Any money received hereunder may be placed and kept to the credit of a suspense account for so long as the Bank thinks fit without any obligation in the meantime to apply the same or any part thereof in or towards discharge of any money or liability due or incurred by the Borrower to the Bank. Notwithstanding any such payment, in the event of proceedings in or analogous to bankruptcy, liquidation, composition or arrangement, the Bank may prove for and agree to accept any dividend or composition in respect of the whole or any part of such money and liability in the same manner as if this security had not been created.


SECTION 12.09 CENTRAL CREDIT UNIT

All information regarding the Facilities, if required, will be made known to Central Credit Unit established by BNM for the purpose of collecting information from financial institutions regarding credit facilities granted by them to their customers.

SECTION 12.10 DISCLOSURE

The Borrower hereby agrees that as long as the Facilities continue and/or as long as any moneys due thereunder remain outstanding, the Bank shall be entitled to disclose information on its business (including its accounts and/or future accounts) with the Bank to companies which are or which in future may be a subsidiary of the Bank and that the subsidiaries of the Bank shall also be entitled to make such disclosure to the Bank and/or to the other said subsidiaries. PROVIDED that the Bank shall take all reasonable care to ensure that such information shall remain confidential within the Bank's group of subsidiaries.


SECTION 12.11 CONSOLIDATION

It is hereby expressly agreed and declared that unless the Bank otherwise agrees, the Borrower shall not be entitled to redeem or the release or discharge of any security given by the Borrower to the Bank hereunder whether given now or hereafter except on payment by the Borrower of not only all moneys referred to herein but also all moneys whatsoever and howsoever owing or payable or due from the Borrower to the Bank under any other account or otherwise with the Bank. The Bank further reserves the right at any time at its absolute discretion and without notice to the Borrower to combine or consolidate all or any of its accounts including accounts jointly with others (of any nature whatsoever whether subject to notice or not) wheresoever situate with any liabilities and obligations owed or incurred by the Borrower to the Bank and set-off or transfer any sum standing to the credit of any one or more of such accounts in or towards satisfaction of money obligations and liabilities due and payable to the Bank.


SECTION 12.12 CERTIFICATE OF INDEBTEDNESS

It is hereby agreed that any admission or acknowledgment in writing by the Borrower or by any person authorised on behalf of the Borrower or a judgement (by default or otherwise obtained against the Borrower) or a statement of account in writing showing the indebtedness of the Borrower which is duly certified by an officer of the Bank shall be binding and conclusive evidence against the Borrower for whatever purpose including as being conclusive evidence of indebtedness in a court of law.


SECTION 12.13 COVENANT ON INTEREST

The covenant by the Borrower herein to pay interest at the various Prescribed Rate or the Penalty Rate or rates pursuant to this Agreement herein is an independent covenant. It is hereby agreed that the covenant to pay such interest as aforesaid continues after judgment as well and that in event of judgment, this covenant shall not merge in such judgment, or with any rule, or law, regulating the award of interest after judgment.


SECTION 12.14 EFFECTIVE DATE

The parties hereto agree that this Agreement shall come into force on the ate as stated in item 1 of the Schedule 1 hereto irrespective of the diverse dates upon which they may have each executed this Agreement respectively.


SECTION 12.15 DEBIT OF ACCOUNT

The Bank has the absolute right to debit the account of the Borrower at any time and from time to time in respect of any interest, expenditure or other charges which might be in incurred or owing by the Borrower.

SECTION 12.16 BANK'S RIGHTS TO SUBSIST

The of the Bank herein conferred to charge compound interest or interest with periodic rests or "interest on interest" or any other interest of a like nature howsoever described shall subsist and continue to subsist notwithstanding the service by the Bank on the Borrower of any demand for payment of any sums outstanding to the Bank or any part thereof or the cessation of the banker-customer relationship for any reason or by any cause whatsoever.


SECTION 12.17 CONTEMPORANEITY

The Borrower unconditionally confirms and declares that the premises contained herein have been made and given contemporaneously with, and in exchange for, the promise of the Bank to grant the Facilities to the Borrower notwithstanding the fact that the date of this Agreement is different with the date of any document whatsoever which the Borrower might have signed with the Bank, if any and at all.


SECTION 12.18 LATE PAYMENT

In the event the Borrower defaults in the payment of any sum herein covenanted to be paid, the Borrower shall pay an additional interest to the Bank at the Penalty Rate as Stated in the General Conditions in Schedule 2 hereto or such other rate(s) with respect to the corresponding Facilities as may be fixed from time to time at the absolute discretion of the Bank over and above the Prescribed Rate on the sum in arrears calculated from the due date until the date of payment by the Borrower.


SECTION 12.19 SECTION 62 OF THE ACT

The consent of the Bank to this Agreement including the consent of the Bank to make, or continuing to make available, the Facilities is conditional upon, and subject at all times to. The representation of the Borrower that the restrictions contained in Section 62 of the Act are not applicable. If at any time during the currency of this Agreement the Bank discovers that there had been an infringement of the section, or that the continued performance of this Agreement will be in violation of the section, the Bank is entitled forthwith to exercise all of its rights contained in Section 8.02.


SECTION 12.20 CONCURRENT ACTION

Notwithstanding any provision hereof it is hereby expressly agreed that upon default or breach by the Borrower of any term, covenant, stipulation and/or undertaking herein provided and on the part of the Borrower to be observed and performed, the Bank shall thereafter have the right to exercise all or any of the remedies available whether by this Agreement or the Security Documents or by statute or otherwise and shall be entitled to exercise such remedies concurrently, including pursuing remedies of sale or possession pursuant to this Agreement and the Security Documents and civil suit to recover all moneys due and owing to the Bank.


SECTION 12.21 VALUATION OF PROPERTY

The Bank hereto expressly reserves the right to value the Property and any other immovable property charged or assigned to the Bank at such intervals as the Bank may in its absolute discretion deem fit and all costs and expenses in relation thereto shall be for the account of the Borrower.


SECTION 12.22 EXTENT OF AGREEMENT

This Agreement binds the successors-in-title of the parties hereto.

SECTION 12.23 CROSS DEFAULT

Notwithstanding the provision relating to the repayment of monies advance as hereinbefore provided, the Borrower hereby expressly agrees that if any sums shall be due from the Borrower to the Bank from time to time or at any time or if the Borrower may be or become liable to the Bank anywhere on banking account or any other account current or otherwise in any manner whatsoever or if default is made in any provisions of such accounts or in any other banking facilities granted by the Bank to the Borrower or in any of the provisions herein, then and in such event, the Facility and all the Advances herein together with all monies payable under such account or other banking facilities aforesaid shall immediately be enforceable.


SECTION 12.24 TRANSFER OF SECURITY

(a) The Bank may at any time transfer or assign all or any part of its rights, benefits and obligations under the Agreement and/or securities by assigning to any other person(s) all or any part of the Bank's rights and benefits under this Agreement or any securities by notice to the Borrower and its Bank may disclose to such potential assignee such information about the Borrower and its financial condition as shall have been made available to the Bank generally.

(b) All costs and expenses of the Bank and of the transferee of an incidental to such transfer shall be payable by the Borrower and any statement or recital in the documents of transfer of the amount then due to the Bank under and by virtue of this Agreement shall be prima facie evidence that such amount is in fact due and shall be conclusive and binding on the Borrower.

(c)  The Borrower shall not assign any of its rights or obligations hereunder.



                                  ARTICLE XIII
                        LAW, LEGAL PROCESS AND STAMP DUTY

SECTION 13.01 LAW

The parties hereto agree that this Agreement shall be governed by the laws of Malaysia and agree to submit to the jurisdiction of the respective Courts of the States of Malaysia and further agree that service of any Legal Process may be effected in the manner set out below.


SECTION 13.02 SERVICE OF LEGAL PROCESS

(a) The service of any Legal Process may be given by prepaid registered or ordinary post sent to the respective Address for Service of the parties hereto and such Legal Process shall be deemed to have been duly served after the expiration of five (5) days from the date it is posted and if delivered by hand, on the day it was delivered.

(b) No change in the Address for Service howsoever brought about shall be effective or binding on either party unless that party has given to the other actual notice of the change of Address for Service and nothing done in reliance on Section 13.02(a) shall be affected or prejudiced by any subsequent change in the Address for Service over which the other party has no actual knowledge of at the time the act or thing was done or carried out.


SECTION 13.03 CHANGES IN LAW

Notwithstanding any provision to the contrary herein, in the event that by reason of the enactment of or the making of any change in any applicable law, regulation or regulatory requirement or in the interpretation or application thereof or the making of any request or direction from or requirement of BNM or other fiscal or monetary authority (whether or not having the force of law) the Bank shall be of the opinion that it has or will become unlawful or its is otherwise prohibited or prevented for it to maintain or give effect to all or any of its obligations as contemplated by this Agreement then, notwithstanding any other provisions herein, therewith be terminated and/or as the case may be, the Borrower shall on demand forthwith repay the Facilities in full together with accrued interest thereon and any other amount payable thereunder to the Bank.




SECTION 13.04 PRINCIPAL AND SECONDARY INSTRUMENTS

IT IS HEREBY AGREED AND DECLARD THAT this Agreement and the Security Documents are instruments employed in one transaction to secure the Facilities and interest thereon within the meaning of Section 4(3) of the Stamp Act 1949
(Revised 1989) of Malaysia, and for the purpose of the said Section this Agreement is deemed to be the primary or principal instrument and the other Security Documents the auxiliary or secondary instruments.


                            ************************




IN WITNESS WHEREOF the respective hands of the attorneys of the Bank and the Borrower were hereunto written respectively the day and year first as set out in item 1 of the Schedule hereto.



                                                                               BUMIPUTRA-COOMERCE BANK BERHAD
                                                                                 (Company No. 13491 P)
SIGNED by                                   )
As Attorneys for BUMIPUTRA-                 )                 By its Attorneys
COMMERCE BANK BERHAD                        )
In the presence of :-                       )                  /s /
                                                              ------------------
    /s/ Ow Yeang Ying Ai
  --------------------------------
  OW YEANG YING AI
 ADVOCATE & SOLICITOR
 KUALA LUMPUR


The Common Seal of the                      )
Borrower                                    )
GALLANT ZONE (M) SDN BHD                    )
Was duly hereunto affixed in the            )
presence of :-

                                                              /s/                                /s /
                                                              ------------------                ---------------------
                                                              DIRECTOR                          DIRECTOR


                        THE SCHEDULE REFFERRED TO HEREIN
                                   SCHEDULE 1


--------------------------------------------------------------------------------
         ITEM                                        PARTICULARS
--------------------------------------------------------------------------------


1.       DATE OF THIS AGREEMENT

2.       ADDRESS OF BANK                    BUMIPUTRA-COMMERCE BANK BERHAD
                                            Business Centre KL 1 - Wisma Bandar
                                            7th Floor, Wisma Bandar
                                            Jalan Tuanku Abdul Rahman
                                            50100 Kuala Lumpur.

3.       BORROWER                           GALLANT ZONE SDN BHD
                                            (Company No.498849 X)

4.       ADDRESS OF BORROWER                Registered address at
                                            12B, Jalan 52/18
                                            46200 Petaling Jaya
                                            Selangor

                                            And

                                            Business address at
                                            Lot S046 & S047, 2nd Floor
                                            Mid Valley Megamall
                                            Mid Valley City
                                            Lingkaran Syed Putra
                                            59200 Kuala Lumpur

5.       PARTICULARS OF THE PROPERTY        Not applicable.
         (IF APPLICABLE)

6.       DATE OF SALE AND                   Not applicable.
         PURCHASE AGREEMENT
         (IF APPLICABLE)

7.       DEVELOPER/VENDOR                   Not applicable.
         (IF APPLICABLE)

                         THE SCHEDULE REFERRED TO HEREIN

                                   SCHEDULE 1

8.       MAXIMUM AGGREGATE PRINCIPAL
         SUM OF THE FACILITIES                                       Ringgit Malaysia TWO MILLION
                                                                     FIVE HUNDRED THOUSAND only
                                                                     (RM2,500,000-00).

         TYPE OF FACILITY                                                          LIMIT (RM)
         ----------------                                                          ----------
         Overdraft                                                                 300,000-00

         Multi-Option Trade Facilities Comprising:

         Letter of Credit (LC), Trust Receipt (TR),
         Banker's Acceptance (BA), Bank Guarantee                                  2,000,000-00
         (BG) and
         Non-Revolving Short Term Advance (STA)                      Sublimit of   RM400,000-00

         Term Loan                                                                 200,000-00

9.       SECURITY PARTY                                              GALLANT ZONE (M) SDN BHD
                                                                     (Company No. 498849 X)

10.      CORPORATE GUARANTOR                                         GALLANT IT HOLDINGS SDN BHD
                                                                     (Company No. 504264 K
                                                                     with its registered address at
                                                                     12B, Jalan 52/18
                                                                     46200 Petaling Jaya
                                                                     Selangor

11.      PERSONAL GUARANTOR                                          WONG TWEE YOM
                                                                     (NRIC No.651023-06-5405/A0236677)
                                                                     of E-1628, Kg Bahru, Tanah Putih,
                                                                     25250 Kuantan, Pahang

                                                                     And

                                                                     NG SIEW CHOO
                                                                     (NRIC No. 650220-06-5290/A0026251)
                                                                     of B-1944, Taman Pasifik, Jalan Dato
                                                                     Lim Hoe Lek, Kuantan,
                                                                     Pahang

12.      SUPPORTING DOCUMENTS                                        NIL

13.      ADDITIONAL CONDITIONS PRECEDENT                             Payment of Facility fee of RM6250-00

14.      LETTER OF OFFER DATED                                       7th day of September 2004

15.      AVAILABILITY PERIOD                                         As stated in the Letter of Offer.


                         THE SCHEDULE REFERRED TO HEREIN
                                   SCHEDULE 1


16.    SECURITY DOCUMENTS     1.        First  Party  Memorandum  of  Deposit of
                                        fixed  Deposit  Receipt  in  respect  of
                                        fixed  deposits to be held under lien by
                                        the  Bank  in  the   amount  of  Ringgit
                                        Malaysia  Six  Hundred  and Twenty  Five
                                        Thousand  (RM625,000-00)  only  together
                                        with  interests   accrued  thereon  upon
                                        renewal and the corresponding Letter of Authorisation;

                              2. First Party Open Memorandum of Deposit of Fixed Deposit Receipt(s) in respect of a sinking fund of Ringgit Malaysia Seven Thousand (RM7,000-00) only to be deposited with the Bank per month by way of fixed deposits to be held under lien by the Bank until a principal sum of Ringgit Malaysia One Hundred and Thirty Thousand (RM130,000-00) only is reached and the corresponding Letter of Authorisation (Fixed Deposits created from Marginal Depost(s)/ Sinking Fund(s);

                              3.        Corporate  Guarantee  by  the  Corporate
                                        Guarantor  in  favour  of the  Bank  for
                                        Ringgit   Malaysia   Two  Million   Five
                                        Hundred Thousand (RM2,500,000-00) only;

                              4. Joint and Several Guarantee by the Guarantors in favour of the Bank for Ringgit Malaysia Two Million Five Hundred Thousand (RM2,500,000-00)
                                        only;and

                              5. Negative Pledge over the present and future assets of the Borrower.

                         THE SCHEDULE REFERRED TO HEREIN
                                   SCHEDULE 2

ITEM 1    BA -

          General Conditions

          (i) Purpose: To finance imports and exports, sales and purchases by the Borrower.

          (ii) Nature: Revolving

          (iii)Tenor: The maximum tenor for each BA is ONE HUNDRED TWENTY (120) days.

          (iv) Acceptance Commission

          The Borrower shall pay to the Bank an acceptance commission at the rate of ONE POINT FIVE ZERO per centum per annum (1.50% p.a) calculated on the face value of each BA created and such rate shall be subject to revision at the absolute discretion of the Bank from time to time with or without notice to the Borrower.

          (v)  Discount Rate

          The rate quoted by the Bank based on the prevailing money market rate on the day the particular BA is to be discounted.

          (vi) Penalty Rate

          The Borrower shall pay to the Bank interest on the overdue BA at a Penalty Rate calculated at the rate of ONE POINT ZERO per centum per annum ( 1.0% p.a.) over and above the Prescribed Rate for TR or at such other rate as the Bank may determine from time to time.

                         THE SCHEDULE REFERRED TO HEREIN
                                   SCHEDULE 2


ITEM 2    BD - NOT APPLICABLE

          General Conditions

          (i) Purpose: To provide immediate credit pending receipt of sales proceeds.

          (ii) Nature: Revolving

          (iii) Tenor: The maximum tenor for each BD is days.

          (iv) Commission

          The Borrower shall pay to the Bank a commission of 0.1% flat calculated on the face value of the bill subject to a minimum of RM ______ and a maximum of RM _____ on bills denominated in RM each time.

          (v)  Discount Rate

          The Borrower shall be charged upfront a discount rate of BLR plus per centum per annum ( p.a.) for the period from the date of discounting to the maturity date of the usance bill.

          (vi) Penalty Rate

          The Borrower shall pay to the Bank interest on the overdue BD at a Penalty Rate calculated at the rate of one point zero per centum per annum (1.0% p.a.) over and above the discount rate or at such other rate as the Bank may determine from time to time.

ITEM 3    DBP - NOT APPLICABLE

          General Conditions

          (i) Purpose: To provide immediate credit pending receipt of sales proceeds.

          (ii) Nature: Revolving

          (iii) Tenor: The maximum tenor for each DBP is days.

          (iv) Commission

          The Borrower shall pay to the Bank a commission of 0.1% flat calculated on the face value of the bill subject to a minimum of RM _____ and a maximum of RM _____ .

          (v)  Prescribed Rate

          The Borrower shall be charged upfront a discount rate of BLR plus_____ per centum per annum ( % p.a.) and such rate shall be subject to revision at the absolute discretion of the Bank from time to time without notice to the Borrower.

                        THE SCHEDULED REFERRED TO HEREIN
                                   SCHEDULE 2

          (iv) Penalty Rate

          The Borrower shall pay to the Bank interest on the overdue DBP at a Penalty Rate calculated at the rate of one point zero per centum per annum ( 1.0% p.a.) over and above the Prescribed Rate or at such other rate as the Bank may determine from time to time.


ITEM 4    EBD - NOT APPLICABLE

          General Conditions

          (i) Purpose: To provide immediate credit pending receipt of export proceeds.

          (ii) Nature: Revolving

          (iii) Tenor: The maximum tenor for each EBD is days

          (iv) Discount Rate

          The Borrower shall be charged upfront a discount rate of BLR plus _____ per centum per annum (% p.a.) for bills denominated in RM and for bills denominated in other currencies the Borrower shall be charged the rate prevailing at the centre native to the respective currency (as advised by the Bank) for the period from the date of discounting to the maturity date of the usance bill.

          (v)  Penalty Rate

          The Borrower shall pay to the Bank interest on the overdue EBD at a Penalty Rate calculated at the rate of one point zero per centum per annum (1.0% p.a.) over and above the Discount Rate or at such other rate as the Bank may determine from time to time.


ITEM 5    EBP - NOT APPLICABLE

          General Condition

          (i) Purpose: To provide immediate credit pending receipt of export proceeds.

          (ii) Nature: Revolving

          (iii) Tenor: the maximum tenor for each EBD is

                    ( ) days inclusive of a grace period of ( ) days.

          (iv) Prescribed Rate

          The Borrower shall pay to the Bank interest at the rate of per centum per annum ( % p.a.) over and above the BLR for bills denominated in RM and for bills denominated in other currencies the Borrower shall pay to the Bank interest at the rate prevailing at the centre

                        THE SCHEDULED REFERRED TO HEREIN
                                   SCHEDULE 2

          native to the respective currency (as advised by the Bank) and such rate shall be subject to revision at the absolute discretion of the Bank from time to time with or without notice to the Borrower.

          (v)  Penalty Rate

          The Borrower shall pay to the Bank interest on the overdue EBP at a penalty rate calculated at the rate of one point zero per centum per annum (1.0% p.a.) over and above the Prescribed Rate as the Bank may determine from time to time.


ITEM 6    ECR - NOT APPLICABLE

          General Conditions

          (i)  Pre-Shipment

          (a) Purpose: To finance the purchase of raw materials and production overheads for the export sales of eligible goods.

          (b)  Nature: Revolving

          (c)  Tenor: The maximum tenure for this facility is ( ) days

          (d)  Prescribed Rate

          The Borrower shall pay to the Bank interest at the rate of _____ per centum per annum (% p.a.) over and above the rate quoted by BNM (currently at ) and such rate shall be subject to revision at the absolute discretion of the Bank from time to time with or without notice to the Borrower.

          (e)  Penalty Rate

          The Borrower shall pay to the Bank interest on the overdue ECR at a Penalty Rate calculated at the rate of one point zero per centum per annum (1.0% p.a.) over and above the Prescribed Rate for OD/TR or at such other rate as the Bank may determine from time to time.

          (ii) Post-Shipment

          (a)  Purpose: To finance export sales of eligible goods.

          (b)  Nature: Revolving

          (c)  Tenor: The maximum tenor for this facility is ( ) days

          (d)  Prescribed Rate

          The Borrower shall be charged upfront a discount rate of_____ per centum per annum ( %p.a.) over and above the rate quoted by BNM (currently at ) and which rate shall be

                        THE SCHEDULED REFERRED TO HEREIN
                                   SCHEDULE 2

          subject to revision at the absolute discretion of the Bank from time to time with or without notice to the Borrower.

          (e)  Penalty Rate

          The Borrower shall pay to the Bank interest on the overdue ECR at a Penalty Rate calculated at the rate of one point zero per centum per annum (1.0% p.a.) over and above the Prescribed Rate for OD/TR or at such other rate as the Bank may determine from time to time.


ITEM 7    FCL - NOT APPLICABLE

          General Conditions

          (i) Purpose: To provide immediate credit pending receipt of export proceeds.

          (ii) Nature: Revolving

          (iii) Tenor: The maximum tenor for each FCL is ( )days

          (iv) Prescribed Rate:

          The Borrower shall pay to the Bank interest at the rate of the foreign currency funding rate plus _____ per centum per annum ( %p.a.) and such rate shall be subject to revision at the absolute discretion of the Bank from time to time with or without notice to the Borrower.

          (v)  Penalty Rate

          The Borrower shall pay to the Bank interest on the overdue KI, at a penalty rate claculated at the rate of one point zero per centum per annum (1.0% p.a.) over and above the Prescribed Rate or at such other rate as the Bank may determine from time to time.

          (vi) Roll-Over

          FCL may be rolled over at the end of each tenor of the FCL, subject always to interest being serviced by the Borrower as at such date and that only the principal amount of the FCL, may be rolled over.

                        THE SCHEDULED REFERRED TO HEREIN
                                   SCHEDULE 2

ITEM 8(i) FCTL (Import) - NOT APPLICABLE

          General Condition

          (i) Purpose: To finance the Borrower's import bill obligations denominated in a foreign currency approved by the Bank.

          (ii) Nature: Revolving

          (iii) Tenor: The maximum tenor for each FCTL is ( ) days

          (iv) Prescribed Rate:

          The Borrower shall pay to the Bank interest at the rate of the foreign currency funding rate plus____ per centum per annum (% p.a.) and such rate shall be subject to revision at the absolute discretion of the Bank from time to time with or without notice to the Borrower.

          (v)  Penalty Rate

          The Borrower shall pay to the Bank interest on the overdue FCTL at a Penalty Rate calculated at the rate of one point zero per centum per annum (1.0% p.a.) over and above the Prescribed Rate or at such other rate as the Bank may determine from time to time.

          (vi) Roll-Over

          FCTL may be rolled over at the end of each tenor of the FCTL subject always to interest being serviced by the Borrower as at which date and that only the principal amount of the FCTL may be rolled over.

ITEM 8(ii)FCTL (Export) - NOT APPLICABLE

          General Conditions

          (i) Purpose: To finance the Borrower's export bill denominated in a foreign currency approved by the Bank.

          (ii) Nature: Revolving

          (iii)Tenor: The maximum tenor for each FCTL is (180) days (subject to BNM's approval if it exceeds 180 days)

          (iv) Prescribed Rate

          The Borrower shall pay to the Bank interest at the rate of foreign currency funding rate plus per centum per annum (% p.a.) and such rate shall be subject to revision at the absolute discretion of the Bank from time to time with or without notice to the Borrower.

          (v)  Penalty Rate
          The Borrower shall pay to the Bank interest on the overdue FCTL at a Penalty Rate calculated at the rate of one point zero per centum per annum (1.0% p.a.) over and

                        THE SCHEDULED REFERRED TO HEREIN
                                   SCHEDULE 2


          above the Prescribed Rate or at such other rate as the Bank may determine from time to time.

          (vi) Roll-Over

          FCTL against sight bill only may be rolled over at the end of each tenor of the FCTL, upto a maximum of 14 days subject always to interest being serviced by the Borrower as at such date and that only the principal amount of the FCTL may be rolled over.


  ITEM 9  FECL - NOT APPLICABLE

          General Conditions

          (i) Purpose: For hedging against currency fluctuations for trade related transactions.

          (ii) Nature: Revolving

          (iii)Tenor:  The  maximum  tenor for FECL is ONE  HUNDRED  AND  EIGHTY
               (180) days each time.

                        THE SCHEDULED REFERRED TO HEREIN
                                   SCHEDULE 2


  ITEM 10 LC -

          General Conditions

          (i)  Purpose:   To  facilitate  the  Borrower's  local  purchases  and
               imports.

          (ii) Nature: Revolving

          (iii)Tenor:  Sight/Usance  - maximum of ONE HUNDRED  AND TWENTY  (120)
               days

          (iv) Commission

          The Borrower shall pay to the Bank commission at the rate specified by the Association of Banks Malaysia (ABM) which is presently ZERO POINT ONE ZERO per centum per month (0.10% p.m.) subject to a minimum of RM100-00 on the RM equivalent of the face value of the LC subject to revision at the discretion of the Bank.

          (v)  Further Regulations

          The LC is subject to the Uniform Customs and Practice for Documentary Credit (1993 Revision), International Chamber of Commerce Publication No 500 and such amendments thereto.

                        THE SCHEDULED REFERRED TO HEREIN
                                   SCHEDULE 2


  ITEM 11 BG/LG

          General Conditions

          (i) Purpose: For the issuance of Tender Bonds, Security Deposits and Guarantee Payment for import duties.

          (ii) Nature: Revolving

          (iii) Tenor: Renewable annually

          (iv) Commission

          The Borrower shall pay to the Bank a commission on the BG/LG at a rate of ZERO POINT ONE THREE per centum per month (0.13% p.m.) payable upfront upon issuance of the BG/LG subject to a minimum charge of RM50-00 each time.

          (v)  Penalty Interest

          In the event of a claim under the BG/LG, the Borrower shall promptly and immediately indemnify and pay to the Bank all such amounts so demanded as well as interest at the rate of THREE POINT FIVE ZERO per centum (3.50%) per annum above the Bank's BLR or at such other rate as the Bank may prescribe from time to time with or without notice to the Borrower on the outstanding amount payable.

          (vi) Penalty Commission

          The Borrower shall as applicable continue to pay to the Bank the above commission if each BG/LG is not returned to the Bank within the stipulated period, until the BG/LG is returned for cancellation or until the beneficiary of the said BG/LG furnishes a letter confirming to the Bank that it has no further claim on the BG/LG.

                        THE SCHEDULED REFERRED TO HEREIN
                                   SCHEDULE 2

ITEM 12   OD -

          General Conditions

          (i) Purpose: To part finance the working capital requirements of the Borrower.

          (ii) Commitment Fee

          The Borrower shall pay to the Bank a commitment fee at the rate of ONE POINT ZERO per centum per annum (1.0% p.a.) calculated onsuch unutilised portion of the OD at any time and from time to time and such commitment fee is to be paid by direct debit to the Borrower's account with the Bank at each month end or at such intervals as the Bank may determine.

          (iii)Tenor: Recallable on demand and subject to renewals upon satisfactory reviews.

          (iii) Prescribed Rate

          The Borrower shall pay interest on the principal amount of the OD outstanding at the rate of BLR plus ONE POINT FIVE ZERO per centum per annum (1.50% p.a.) compounded on monthly rests or at such other intervals as may be prescribed by the Bank calculated at the end of the month and such interest is to be payable in arrears and debited accordingly to the Borrower's account with the Bank. The Bank shall be entitled at any time and from time to time to vary at the Bank's absolute discretion and without prior notice, the BLR, currently SIX POINT ZERO per centum (6.0%) per annum, the Prescribed Rate and/or the basis of calculation of the Prescribed Rate as provided hereinabove.

          (iv)  Repayment

          The Borrower hereby covenants and agrees with the Bank to pay on demand all such sums of money which shall at any time hereafter be due and owing by the Borrower to the Bank in respect of the OD.

          (v) Payment of Interest

          The Borrower shall pay interest on the principal amount of the OD at the prescribed rate compounded on a daily rest basis such interest to be paid monthly in arrears failing which, the Bank will debit the interest to the Borrower's account with the Bank and the Bank may at its discretion recall the facility/facilities.

          (vi) Excess Utilisation and Late Repayment

          In the event of the Bank in its absolute discretion at any time and from time to time of allowing the Borrower to utilise the OD in excess of the limit as stated in Item 8 of Schedule 1 above, the Borrower shall pay interest at the Penalty Rate of BLR plus THREE POINT FIVE ZERO per centum per annum (3.50% p.a.) on the excess amount from the date the OD limit was exceeded up to the date of regularisation. Similarly, the provision aforesaid shall apply mutatis mutandis to the case where demand for repayment of the OD has been made but the BORROWER had failed to make repayment as demanded by the Bank save that the interest at the rate aforesaid shall be calculated from the date repayment ought to have been made by the Borrower up until the date of actual repayment.

                        THE SCHEDULED REFERRED TO HEREIN
                                   SCHEDULE 2



                             This page 43 is blank.

                        THE SCHEDULED REFERRED TO HEREIN
                                   SCHEDULE 2

ITEM 13   RC - NOT APPLICABLE

          General Conditions

          (i)  Purpose:

          (ii) Nature: Revolving

          (iii) Tenor: Each drawdown or roll-over period is for____ or_____ months_____

          (iv) Prescribed Rate

          The Borrower shall pay interest at the rate of _____ plus _____ per centum per annum ( % p.a.) on the principal amount of the RC and such interest is payable in accordance with the corresponding drawdown or roll-over period in arrears. The basis of computation of interest shall be based on a three hundred and sixty five (365) day year or three hundred and sixty-six (366) day year as applicable for the actual number of days elapsed. The Bank shall be entitled at any time and from time to time to vary at the Bank's absolute discretion the BLR, COF, the basis of calculation of the Prescribed Rate and/or the Prescribed Rate as provided hereinabove.

          (v)  Penalty Rate

          In the event any Indebtedness under the RC is not paid to the Bank at the end of the Tenor, the Borrower shall pay the cost of maintaining the amount of the Indebtedness under the RC together with an additional____ per centum per annum (% p.a.) over the Prescribed Rate as provided hereinbefore or at a rate of per centum per annum ( % p.a.) on monthly rests, whichever is higher, from the due date of the RC until the date of actual payment of the outstanding sum to the Bank or at such other rate as the Bank may determine from time to time.

          (vi) Amount of Drawdown or Roll-Over

          Each drawdown or roll-over of the RC shall be in integral multiples of RM subject to a minimum of RM each time.

          (vii) Roll-Over

          The RC may be rolled over at the end of each Tenor of the RC subject always to interest being serviced by the Borrower as at such date and that only the principal amount of the RC may be rolled over.

          (viii) Prepayment

          The Borrower cannot prepay the RC unless prior written approval is obtained from the Bank.

                        THE SCHEDULED REFERRED TO HEREIN
                                   SCHEDULE 2


ITEM 14   SG - NOT APPLICABLE

          General Conditions

          (i) Purpose: For issuance favouring a shipping company or its agent pending the receipt of the original Bill of Lading.

          (ii) Nature: Revolving

          (iii) Commission

          The Borrower shall pay to the Bank commission at the rate of zero point one per centum (0.1%) flat on the invoice amount and the commission is to be paid in advance or at the time the SG is issued.

          (iv) Penalty Commission

          The Borrower shall pay to the Bank a penalty commission of zero point five per centum per annum (0.5% p.a.) for three (3) months upfront if each SG is not returned within three (3) months from the date of issuance of the respective SG and such commission shall continue to be charged on a three monthly basis for the subsequent months thereafter until the respective SG is returned to the Bank.

                        THE SCHEDULED REFERRED TO HEREIN
                                   SCHEDULE 2


ITEM 15 STA - Sublimit of RM400,000-00 of the BA outstanding amount with Public Bank Berhad by the Borrower at the time of refinancing by the Bank, whichever is lower.


          General Conditions

          (i) Purpose: To refinance the BA outstanding with Public Bank Berhad by the Borrower.

          (ii) Nature: Non-Revolving

          (iii) Tenor: Six (6) months only

          (iv) Prescribed Rate

          The Borrower shall pay interest at the rate of the BLR plus ONE POINT FIVE ZERO per centum per annum (1.50% p.a.) on the principal amount of the STA and such interest is calculated on monthly rests and is payable monthly in arrears, commencing one (1) month from the first Drawdown Date. The computation of interest shall be based on a three hundred and sixty-five (365) or three hundred and sixty-six (366) days as applicable for actual number of days elapsed.

          (v)  Penalty Rate

          The Borrower shall pay a Penalty Rate calculated at the Prescribed Rate plus ONE POINT ZERO per centum per annum (1.0% p.a.) on all overdue STA for the actual number of days in arrears or at such other rate as the Bank may determine from time to time.

          (vi) Repayment

          The Borrower shall repay the STA within the Tenor, to commence one (1) month from date of full drawdown.

          (vii) Prepayment

          The Borrower cannot prepay the STA unless prior written approval is obtained from the Bank.

          (viii) Conditions of Disbursement

          The STA-NR is to be disbursed to Public Bank Berhad only.

                        THE SCHEDULED REFERRED TO HEREIN
                                   SCHEDULE 2

ITEM 16   TL - Limit of RM200,000-00

          General Conditions

          (i) Purpose: To finance the setting up of the Borrower's digital boutique at "the Curve".

          (ii) Nature: Non-Revolving

          (iii)Tenor: The Tenor of the TL is FOUR (4) years inclusive of six(6) months' grace period where only interest is to be serviced.

          (iv) Availability Period: One (1) year from the date of the Letter of Offer. Any undrawn portion of the TL after the expiry of the Availability Period is automatically cancelled.

          (v)  Prescribed Rate

          Where applicable, the Borrower covenants and agrees that until commencement of the repayment of the TL as provided in Item 16 (vii) below the Borrower shall without notice from the Bank to pay, pay the Bank interest at the rate of bank's BLR (presently at SIX POINT ZERO per centum (6.0%) per annum) plus TWO POINT ZERO per centum (2.0%) p.a. on such amount of the TL as might have been disbursed on each Interest Payment Date and mutatis mutandis upon full disbursement of the TL calculated on monthly rests and payable monthly in arrears and such rate shall be subject to revision at the absolute discretion of the Bank from time without notice to the Borrower. If the Borrower fails to pay interest as specified herein the Bank will debit the interest to borrower's account with the Bank and the Bank may at its discretion recall the facility/facilities.

          (vi) Penalty Rate

          If the Borrower fails to pay to the Bank on the due date any instalment or any sum (whether principal, interest or otherwise) due under the TL, the Borrower shall pay on demand interest on such instalment or sum from that date up to the date of actual payment ( and shall include after as well as before any judgement) at the penalty rate calculated at the rate of the Prescribed Rate plus ONE POINT ZERO (1.0% p.a.) or such other rate as the Bank may at its absolute discretion determine. The minimum interest charged on each late payment is RM5-00 per month.

          (vii) Prepayment

          The Borrower may at any time after full disbursement of the TL or during the tenor of the TL by giving the requisite Prepayment Notice of one (1) month ( or paying interest at the Prescribed Rate hereinabove provided for a similar period in lieu of such notice) prepay the whole TL or any part thereof to the Bank as the Bank may in its absolute discretion accept.

          (viii) Repayment

          The Borrower shall repay the TL in instalments of Ringgit Malaysia FIVE THOUSAND FOUR HUNDRED AND SEVENTY FIVE AND SEN FORTY (RM5,475-40) only each inclusive of interest, commencing after the expiry of the grace period as stipulated by the Bank and thereafter on the last day of every subsequent (1) month.

          (ix) Conditions of Disbursement

          The TL shall at the discretion of the Bank be released directly to the vendors and/or contractors against their invoices and other documents satisfactory to the Bank.

                        THE SCHEDULED REFERRED TO HEREIN
                                   SCHEDULE 2

ITEM 17   TR -

          General Conditions

          (i) Purpose: To finance the bills negotiated under the LC and collection bills.

          (ii) Nature: Revolving

          (iii)Tenor: Sight/Usance: The maximum tenor for each TR is ONE HUNDRED AND TWENTY (120) days.

          (iv)      Prescribed Rate

          The Borrower shall pay to the Bank interest at a rate of ONE POINT FIVE ZERO per centum per annum (1.50% p.a.) over and above the BLR and such rate shall be subject to revision at the absolute discretion of the Bank from time to time with or without notice to the Borrower.

          (v)  Penalty Rate

          The Borrower shall pay to the Bank interest on any overdue TR at a penalty rate calculated at the rate of ONE POINT ZERO per centum per annum (1.0% p.a.) over and above the Prescribed Rate or such other rate as the Bank may determine from time to time until the date of effective payment.